SCHRODER CAPITAL FUNDS (DELAWARE)

SCHRODER SERIES TRUST

SCHRODER GLOBAL SERIES TRUST

Schroder Emerging Market Equity Fund

Schroder Global Quality Fund (formerly, Schroder QEP Global Quality Fund)

Schroder Global Value Fund (formerly, Schroder QEP Global Value Fund)

Schroder International Alpha Fund

Schroder International Multi-Cap Value Fund

Schroder North American Equity Fund

Schroder U.S. Opportunities Fund

Schroder U.S. Small and Mid Cap Opportunities Fund

Schroder Total Return Fixed Income Fund

Schroder Absolute Return EMD and Currency Fund

(the “Funds”)

FORM N-1A

PART B

STATEMENT OF ADDITIONAL INFORMATION

March 1, 2012,

as supplemented March 21, 2012, June 21, 2012 and September 28, 2012

This Statement of Additional Information (“SAI”) is not a prospectus and is only authorized for distribution when accompanied or preceded by a prospectus for the Funds, as amended or supplemented from time to time. This SAI relates to the Investor Shares and Advisor Shares of Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder North American Equity Fund, Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Total Return Fixed Income Fund, and Schroder Absolute Return EMD and Currency Fund; and Institutional Shares and Institutional Service Shares of Schroder Global Quality Fund and Schroder Global Value Fund (the “Global Series Funds”). Investor Shares and Advisor Shares of Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder North American Equity Fund, Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Total Return Fixed Income Fund, and Schroder Absolute Return EMD and Currency Fund and Institutional Shares and Institutional Service Shares of the Global Series Funds are offered through separate Prospectuses, dated March 1, 2012, as supplemented August 14, 2012, and March 1, 2012, as supplemented March 21, 2012, June 21, 2012 and September 28, 2012, respectively, as amended or supplemented from time to time (each, a “Prospectus,” and together, the “Prospectuses”).  This SAI contains information that may be useful to investors but which is not included in the Prospectuses. Investors may obtain free copies of the Prospectuses by calling the Funds at (800) 464-3108. From outside the United States, please call (617) 483-5000 and ask to speak with a Schroder Mutual Funds representative.

Certain disclosure has been incorporated by reference into this SAI from the Trusts’ most recent annual report and semi-annual report. For a free copy of the annual report, please call (800) 464-3108.

Schroder Emerging Market Equity Fund

Advisor Shares	SEMVX
Investor Shares	SEMNX

Schroder Global Quality Fund (formerly Schroder QEP Global Quality Fund)

Institutional Shares	SQQIX
Institutional Service Shares	SQQJX

Schroder Global Value Fund (formerly Schroder QEP Global Value Fund)

Institutional Shares	SQVIX
Institutional Service Shares	SQVJX

Schroder International Alpha Fund

Advisor Shares	SCVEX
Investor Shares	SCIEX

Schroder International Multi-Cap Value Fund

Advisor Shares	SIDVX
Investor Shares	SIDNX

Schroder North American Equity Fund

Advisor Shares	SNAVX
Investor Shares	SNAEX

Schroder U.S. Opportunities Fund

Advisor Shares	SCUVX
Investor Shares	SCUIX

Schroder U.S. Small and Mid Cap Opportunities Fund

Advisor Shares	SMDVX
Investor Shares	SMDIX

Schroder Total Return Fixed Income Fund

Advisor Shares	SBBVX
Investor Shares	SBBIX

Schroder Absolute Return EMD and Currency Fund

Advisor Shares	SARVX
Investor Shares	SARNX

2

Table of Contents

TRUST HISTORIES	1
FUND CLASSIFICATION	1
CAPITALIZATION AND SHARE CLASSES	2
ADDITIONAL INFORMATION CONCERNING THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES	2
NON-PRINCIPAL INVESTMENTS, INVESTMENT PRACTICES AND RISKS	22
INVESTMENT RESTRICTIONS	25
DISCLOSURE OF PORTFOLIO HOLDINGS	29
MANAGEMENT OF THE TRUSTS	31
SCHRODERS AND ITS AFFILIATES	38
PORTFOLIO MANAGERS	38
MANAGEMENT CONTRACTS/INVESTMENT ADVISORY AGREEMENTS	42
ADMINISTRATIVE SERVICES	46
DISTRIBUTOR; DISTRIBUTION PLAN	48
SHAREHOLDER SERVICE PLAN	48
BROKERAGE ALLOCATION AND OTHER PRACTICES	49
DETERMINATION OF NET ASSET VALUE	50
REDEMPTION OF SHARES	52
ARRANGEMENTS PERMITTING FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	53
TAXES	53
PRINCIPAL HOLDERS OF SECURITIES	61
CUSTODIAN	61
LINE OF CREDIT	61
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT	61
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	61
CODE OF ETHICS	62
PROXY VOTING POLICIES AND PROCEDURES	62
LEGAL COUNSEL	62
SHAREHOLDER LIABILITY	62
FINANCIAL STATEMENTS	62
APPENDIX A	A-1
APPENDIX B	B-1
APPENDIX C	C-1

STATEMENT OF ADDITIONAL INFORMATION

TRUST HISTORIES

This Statement of Additional Information (“SAI”) describes ten mutual funds (each, a “Fund” and collectively, the “Funds”) offered by Schroder Capital Funds (Delaware), Schroder Series Trust or Schroder Global Series Trust (each, a “Trust” and collectively, the “Trusts”).

Schroder Capital Funds (Delaware) was organized as a Maryland corporation on July 30, 1969, reorganized on February 29, 1988 as Schroder Capital Funds, Inc., and reorganized as a Delaware business trust organized under the laws of the State of Delaware on January 9, 1996.  Schroder Capital Funds (Delaware) is governed by a Trust Instrument (the “Trust Instrument”) and under Delaware law.  Schroder Capital Funds (Delaware) currently comprises two publicly offered series, Schroder International Alpha Fund and Schroder U.S. Opportunities Fund.

Schroder Series Trust is a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts on May 6, 1993.  The Trust’s Agreement and Declaration of Trust, as amended (the “Schroder Series Trust Declaration of Trust”), which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.  Schroder Series Trust currently comprises five series, Schroder Emerging Market Equity Fund, Schroder International Multi-Cap Value Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Total Return Fixed Income Fund, and Schroder Absolute Return EMD and Currency Fund.  Schroder Absolute Return EMD and Currency Fund commenced operations on December 15, 2011.

Schroder Global Series Trust is a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts on May 27, 2003.  The Trust’s Amended and Restated Agreement and Declaration of Trust, as amended (the “Schroder Global Series Trust Declaration of Trust” and, collectively with the Schroder Series Trust Declaration of Trust, the “Declarations of Trust”), which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.  Schroder Global Series Trust currently comprises three publicly offered series, Schroder North American Equity Fund, Schroder Global Quality Fund, and Schroder Global Value Fund.  Schroder Global Quality Fund commenced operations on November 9, 2010.  Schroder Global Value Fund has not yet commenced operations.

Schroder Investment Management North America Inc. (“Schroders”) serves as investment manager to the Funds.  Schroder Investment Management North America Limited (“SIMNA Ltd.”) serves as investment sub-adviser to Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder North American Equity Fund, Schroder Global Quality Fund, Schroder Global Value Fund, and Schroder Absolute Return EMD and Currency Fund.

FUND CLASSIFICATION

Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act” or “1940 Act”).

Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder North American Equity Fund, Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Total Return Fixed Income Fund, Schroder Global Quality Fund, and Schroder Global Value Fund are “diversified” investment companies under the Investment Company Act, which means that with respect to 75% of a Fund’s total assets (i) that Fund may not invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of that Fund (taken at current value) would be invested in the securities of that issuer (this limitation does not apply to investments in U.S. Government securities or securities of other investment companies) and (ii) that Fund may not invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer (this limitation does not apply to investments in U.S. Government securities or securities of other investment companies).  No diversified fund is subject to this limitation with respect to the remaining 25% of its total assets.  To the extent a Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of the issuer’s securities declines.

Schroder Absolute Return EMD and Currency Fund is a “non-diversified” investment company under the Investment Company Act. The Investment Company Act does not generally limit the amount of the Fund’s assets the Fund may invest in the securities of any one issuer.  As a result, a decline in the market value of a particular security held by Schroder Absolute Return EMD and Currency Fund may affect the Fund’s value more than if the Fund were a diversified investment company.

Under the United States Internal Revenue Code of 1986, as amended (the “Code”), to qualify as a regulated investment company (a “RIC”), a Fund (including a non-diversified investment company), must meet certain diversification requirements as determined at the close of each quarter of each taxable year. For instance, no more than 25% of a Fund’s assets can be invested in the securities of any one issuer other than U.S. Government securities and securities of other regulated investment companies or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses. In addition, at least 50% of the market value of a Fund’s assets must be represented by cash or cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of a Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. Thus, up to 50% of a Fund’s total assets can consist of the securities of as few as two issuers (so long as no issuer’s securities comprise more than 25% of such Fund).

These policies may not be changed without the vote of a “majority of the outstanding voting securities” (as defined below in “Investment Restrictions”) of the relevant Fund.

CAPITALIZATION AND SHARE CLASSES

Each Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares.  The shares of the Global Series Funds currently have two classes, Institutional Shares and Institutional Service Shares. The shares of all of the other Funds described in this SAI are currently divided into two classes, Investor Shares and Advisor Shares. Advisor Shares (and not Investor Shares) are currently subject to distribution fees, so that the performance of a Fund’s Investor Shares will normally be more favorable than that of a Fund’s Advisor Shares.  Generally, expenses and liabilities particular to a class of a Fund, such as distribution fees applicable only to Advisor Shares are allocated only to that class.  Expenses and liabilities not related to a particular class are allocated in relation to the respective net asset value of each class, or on such other basis as the Trustees may in their discretion consider fair and equitable to each class.  A Fund may suspend the sale of shares at any time.  Investor Shares and Advisor Shares of Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder North American Equity Fund, Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund Schroder Total Return Fixed Income Fund, and Schroder Absolute Return EMD and Currency Fund and Institutional Shares and Institutional Service Shares of the Global Series Funds are offered through separate Prospectuses.

Shares of each Fund entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by each Fund of each of the Trusts or class of shares on matters affecting a particular Fund or class, as determined by the Trustees. For example, a change in a fundamental investment policy for a Fund would be voted upon only by shareholders of that Fund and a change to a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares have noncumulative voting rights. Although the Trusts are not required to hold annual meetings of their shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in each Trust’s Declaration of Trust or Trust Instrument, as applicable.  Shares have no preemptive or subscription rights, and are transferable.  Shares are entitled to dividends as declared by each Trust as approved by the Trustees of that Trust, and if a Fund were liquidated, each class of shares of that Fund would receive the net assets of that Fund attributable to the class of shares.  Because Advisor Shares, Investor Shares, Institutional Shares, and Institutional Service Shares are subject to different expenses, a Fund’s dividends and other distributions will normally differ among the four classes.

ADDITIONAL INFORMATION CONCERNING THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES

The following discussion provides additional information concerning the Funds’ principal investment strategies and the principal risks of the Funds described in the Prospectuses.  Because the following is a combined description of investment strategies, investments, and risks for the Funds, certain strategies, investments or risks described below may not apply to your Fund.  However, unless a strategy or investment described below is specifically prohibited by a Fund’s investment restrictions as set forth in the Prospectuses or under “Investment Restrictions” in this SAI, a Fund may engage in any of the strategies or make any of the investments described below (either as a principal or a non-principal strategy or investment). Subject to the foregoing, the Funds may engage in any of the investment strategies or purchase any of the investments described below directly, through its investment in one or more other investment companies, or through hybrid instruments, structured investments, or other derivatives, described below.

Equity Securities.  Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks.  Common stocks represent an equity or ownership interest in an issuer.  Preferred stocks represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has priority over common stock in the payment of dividends.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

While offering greater potential for long-term growth, equity securities generally are more volatile and riskier than some other forms of investment, particularly debt securities. Therefore, the value of an investment in a Fund may at times decrease instead of increase.

Some securities, particularly over-the-counter securities, may be more difficult to sell under some market conditions.

Smaller Company Equity Securities.  Investments in equity securities of companies with small market capitalizations may involve greater risk than is usually associated with larger, more established companies.  These companies often have sales and earnings growth rates that exceed those of companies with larger market capitalization.  Such growth rates may in turn be reflected in more rapid share price appreciation.  However, companies with small market capitalizations often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group.  These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger market capitalizations or market averages in general.  Therefore, to the extent a Fund invests in securities with small market capitalizations, the net asset value of the Fund may fluctuate more widely than market averages.

Preferred Stock.  Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to holders of other stocks such as common stocks, dividends at a specified rate and a fixed share of proceeds resulting from a liquidation of the company.  Preferred stock, unlike common stock, generally has a stated dividend rate payable from the corporation’s earnings.  Preferred stock dividends may be “cumulative” or “non-cumulative.”  “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid to preferred stockholders before dividends can be paid on the issuer’s common stock.  Preferred stock may be “participating” stock, which means that it may be entitled to a dividend that exceeds the stated dividend in certain cases.

If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.

A company’s preferred stock generally pays a dividend only after the company makes required payments to holders of its bonds and other debt.  In addition, the rights of preferred stock on distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights of holders of the company’s bonds or other creditors.  As a result, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.  Preferred stocks of small companies may be more vulnerable to adverse developments than those of larger companies.

Certain Derivative Instruments.  Derivative instruments are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security, index or currency.  Use of derivatives other than for hedging purposes may be considered speculative, and when a Fund invests in a derivative instrument it could lose more than the principal amount invested.  A Fund’s use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains, generally taxed to shareholders at ordinary income tax rates. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

The counterparties to the Funds’ derivatives transactions may not be considered the issuers of securities for certain purposes of the 1940 Act and the Code.  The Funds’ adviser will monitor the Funds’ credit risk exposure to derivative counterparties to prevent excess concentration to any one counterparty.

A Fund may use these “derivatives” strategies for hedging purposes or, to the extent permitted by applicable law, to increase its current return.  A Fund may also use derivatives to gain exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvestment of the proceeds.  For example, a Fund may seek to obtain market exposure to the securities in which it may invest by entering into forward contracts or similar arrangements to purchase those securities in the future.  Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, described in the Prospectuses and in this SAI.

Options. A Fund may purchase and sell put and call options on its portfolio securities to protect against changes in market prices and for other purposes.

Call options. A Fund may write call options on its portfolio securities for various purposes, including without limitation to realize a greater current return through the receipt of premiums than it would realize on its securities alone.  Such transactions may also be used as a limited form of hedging against a decline in the price of securities owned by a Fund. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date.  A Fund may write covered call options or uncovered call options. A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities. When a Fund has written an uncovered call option, the Fund will not necessarily hold securities offsetting the risk to the Fund. As a result, if the call option were exercised, the Fund might be required to purchase the security that is the subject of the call at the market price at the time of exercise. The Fund’s exposure on such an option is theoretically unlimited.

In return for the premium received when it writes a call option, a Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of the sale (exercise price minus commissions) plus the amount of the premium.

A Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction.  A Fund may enter into closing purchase transactions in order to realize a profit on a previously written call option or, in the case of a covered call option, to free itself to sell the underlying security or to write another call on the security or protect a security from being called in an unexpected market rise.

Any profits from a closing purchase transaction in the case of a covered call option may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a covered call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

Covered put options. A Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is “covered” if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

A Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing put and call options. A Fund may also purchase put options to protect portfolio holdings against a decline in market value.  This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

A Fund may purchase call options to hedge against an increase in the price of securities that a Fund wants ultimately to buy.  Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, are able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

A Fund may also purchase put and call options to enhance its current return. A Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.

Options on foreign securities. It is expected that risks related to options on foreign securities will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

Risks involved in the sale of options. Options transactions involve certain risks, including the risks that Schroders. will not forecast interest rate or market movements correctly, that a Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of Schroders to forecast market and interest rate movements correctly.

An exchange-listed option may be closed out only on an exchange that provides a secondary market for an option of the same series. Although a Fund will enter into an option position only if Schroders believes that a liquid secondary market exists, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when Schroders believes it is inadvisable to do so.

Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict a Fund’s use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Funds and other clients of Schroders may be considered such a group. These position limits may restrict the Funds’ ability to purchase or sell options on particular securities.

As described below, each Fund generally expects that its options transactions will be conducted on recognized exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter markets. Options that are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out over-the-counter options than exchange-traded options. Options in the over-the-counter market may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to a Fund. Furthermore, over-the-counter options are not subject to the protection afforded purchasers of exchange-traded options by The Options Clearing Corporation. A Fund will, however, engage in over-the-counter options transactions only when appropriate exchange-traded options transactions are unavailable and when, in the opinion of Schroders, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Fund will treat over-the-counter options (and, in the case of options sold by the Fund, the underlying securities held by the Fund) as illiquid investments as required by applicable law.

Government regulations, particularly the requirements for qualification as a RIC under the Code, may also restrict a Trust’s use of options.

Futures Contracts.  A Fund may buy and sell futures contracts, options on futures contracts, and related instruments in order to hedge against the effects of adverse market changes or to increase current return.  Depending upon the change in the value of the underlying security or index when that Fund enters into or terminates a futures contract, that Fund may realize a gain or loss.

The Funds are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Futures on Securities and Related Options.  A futures contract on a security is a binding contractual commitment that, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return.  By purchasing futures on securities — assuming a “long” position — the Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price.  By selling futures on securities — assuming a “short” position — it will legally obligate itself to make the future delivery of the security against payment of the agreed price.  Open futures positions on securities will be valued at the most recent settlement price, unless that price does not, in the judgment of the Trusts’ fair value committee, reflect the fair value of the contract, in which case the positions will be fair valued by the Trustees or the fair value committee.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss.  While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities whenever it appears in Schroders’ judgment economically advantageous for the Fund to do so.  A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that a Fund’s sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

Hedging by use of futures on securities seeks to establish more certainty with respect to the effective rate of return on portfolio securities.  A Fund may, for example, take a “short” position in the futures market by selling contracts for the future delivery of securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund’s portfolio securities.  When hedging of this character is successful, any depreciation in the value of portfolio securities may substantially be offset by appreciation in the value of the futures position.

On other occasions, a Fund may take a “long” position by purchasing futures on securities.  This would be done, for example, when a Fund expects to purchase particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets.  If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities may be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

A Fund may also use futures to adjust the duration of its fixed income portfolio and otherwise to manage (increase or decrease) its exposure to interest rate risk

Successful use by a Fund of futures contracts on securities is subject to Schroders’ ability to predict correctly movements in the direction of the security’s price and factors affecting markets for securities.  For example, if a Fund has hedged against the possibility of an increase in interest rates that would adversely affect the market prices of securities held by it and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities that it has hedged because it will have offsetting losses in its futures positions.  In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements.  A Fund may have to sell securities at a time when it may be disadvantageous to do so.

A Fund may purchase and write put and call options on certain futures contracts, as they become available.  Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.  As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an option of the same series.  There is no guarantee that such closing transactions can be effected.  A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements, and, in addition, net option premiums received will be included as initial margin deposits.  See “Margin Payments” below.  Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs.  However, there may be circumstances when the purchase of call or put options on a futures contract would result in a loss to a Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of securities.  The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

Index Futures Contracts and Options.  A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made.  A unit is the current value of the index.  A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made.  A unit is the current value of the stock index.

Depending on the change in the value of the index between the time when a Fund enters into and terminates an index futures transaction, a Fund may realize a gain or loss.  The following example illustrates generally the manner in which index futures contracts operate.  The Standard & Poor’s 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks.  In the case of the S&P 100 Index, contracts are to buy or sell 100 units.  Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180).  The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place.  Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.  For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4).  If a Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

Positions in index futures may be closed out only on an exchange or board of trade that provides a secondary market for such futures.

In order to hedge a Fund’s investments successfully using futures contracts and related options, a Fund must invest in futures contracts with respect to indices or sub-indices the movements of which will, in Schroders’ judgment, have a significant correlation with movements in the prices of the Fund’s portfolio securities.

Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.  Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position.  If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date.  Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing and selling call and put options on index futures contracts, a Fund may purchase and sell call and put options on the underlying indices themselves to the extent that such options are traded on national securities exchanges.  Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option.  Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.”  This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.”

A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices that it has purchased.  A Fund may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs.  The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

Margin Payments.  When a Fund purchases or sells a futures contract, it is required to deposit with its custodian or with a futures commission merchant an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract.  This amount is known as “initial margin.”  The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions.  Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.”  These payments are called “variation margin” and are made as the value of the underlying futures contract fluctuates.  For example, when a Fund sells a futures contract and the price of the underlying security rises above the delivery price, the Fund’s position declines in value.  The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.  Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund’s futures position increases in value.  The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain.  Such closing transactions involve additional commission costs.

Special Risks of Transactions in Futures Contracts and Related Options

Liquidity Risks.  Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures.  Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.  If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin.  However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated.  In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts.  The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market.  It is not certain that such a market will develop.  Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time.  In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that the Fund would have to exercise the options in order to realize any profit.

Hedging Risks.  There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device.  One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or in the prices of a Fund’s securities that are the subject of a hedge.  Schroders will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Fund’s portfolio securities sought to be hedged.

Successful use of futures contracts and options by a Fund for hedging purposes is also subject to Schroders’ ability to predict correctly movements in the direction of the market.  It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline.  If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities.  In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions.  First, all participants in the futures market are subject to margin deposit requirements.  Such requirements may cause investors to close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying security or index and futures markets.  Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do.  Increased participation by speculators in the futures markets may also cause temporary price distortions.  Due to the possibility of price distortion, even a correct forecast of general market trends by Schroders may still not result in a successful hedging transaction over a very short time period.

Lack of Availability.  Because the markets for certain options and futures contracts and other derivative instruments in which a Fund may invest (including markets located in foreign countries) are relatively new and still developing and may be subject to regulatory restraints, a Fund’s ability to engage in transactions using such instruments may be limited.  Suitable derivative transactions may not be available in all circumstances and there is no assurance that a Fund will engage in such transactions at any time or from time to time.  A Fund’s ability to engage in hedging transactions may also be limited by certain regulatory and tax considerations.

Other Risks.  A Fund will incur brokerage fees in connection with its futures and options transactions.  In addition, while futures contracts and options on futures may be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks.  Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions.  Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. A Fund may be required to segregate certain of its assets on the books of its custodian in respect of derivative transactions entered into by the Fund.  As open-end investment companies, registered with the U.S. Securities and Exchange Commission (“SEC”), the Trusts are subject to federal securities laws, including the Investment Company Act, related rules and various SEC and SEC Staff positions.  In accordance with these positions, with respect to certain kinds of derivatives, each Trust must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC- or Staff-approved measures while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” a Trust must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value.  With respect to forwards and futures that are contractually required to “cash-settle,” however, a Trust is permitted to set aside liquid assets in an amount equal to a Trust’s daily marked-to-market (net) obligation (i.e., a Trust’s daily net liability, if any) rather than the notional value.  By setting aside assets equal to only its net obligation under cash-settled forward or futures a Trust will have the ability to employ leverage to a greater extent than if a Trust were required to segregate assets equal to the full notional value of such contracts.  The use of leverage involves certain risks.  Each Trust reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its Staff.

Foreign Investments. Foreign investments include securities principally traded in foreign markets, Eurodollar certificates of deposit, and other certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks.

Investments in foreign securities may involve risks and considerations different from or in addition to investments in domestic securities.  There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of domestic investments.  Also, because foreign securities are normally denominated and traded in foreign currencies, the values of a Fund’s assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversion between currencies.

In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, adoption of foreign governmental restrictions affecting the payment of principal and interest, imposition of withholding or confiscatory taxes, political or financial instability, and adverse political, diplomatic or economic developments, which could affect the values of investments in those countries.  Companies in some foreign countries may have material direct or indirect business relationships with governments that are considered state sponsors of terrorism by the U.S. government, or governments that otherwise have policies in conflict with the U.S. government.  Investments in such companies may subject a Fund to the risk that these companies’ reputation and price in the market will be adversely affected.  In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries and it may be more difficult to obtain and enforce a judgment against a foreign issuer.  Also, the laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries.

Special tax considerations apply to foreign securities.

Income received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice.  Any such taxes paid by a Fund will reduce its net income available for distribution to shareholders.  In certain circumstances, a Fund may be able to elect to permit shareholders to claim a credit or deduction on their income tax returns with respect to foreign taxes paid by a Fund.

Emerging Market Securities.  Emerging market securities are securities of companies determined by Schroders to be “emerging market” issuers.  The risks of investing in foreign securities are particularly high when securities of issuers based in developing or emerging market countries are involved.  Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries.  These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets.  Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities.  Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Foreign Currency Transactions. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. A Fund may engage in both “transaction hedging” and “position hedging.”

When a Fund engages in transaction hedging, it enters into foreign currency transactions with respect to specific receivables or payables of that Fund generally arising in connection with the purchase or sale of its portfolio securities.  A Fund will engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency.  By transaction hedging, a Fund will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging.  A Fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts.

For transaction hedging purposes, a Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.  A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option.  A put option on currency gives a Fund the right to sell a currency at an exercise price until the expiration of the option.  A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option.  A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.  When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by a Fund are denominated or are quoted in their principal trading markets or an increase in the value of currency for securities which a Fund expects to purchase.  In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts.  A Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of a Fund’s portfolio securities at the expiration or maturity of a forward or futures contract.  Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency.  Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

To offset some of the costs to a Fund of hedging against fluctuations in currency exchange rates, a Fund may write covered call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell.  They simply establish a rate of exchange that one can achieve at some future point in time.  Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain that might result from the increase in the value of such currency.  Also, suitable foreign currency hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will utilize hedging transactions at any time or from time to time.

A Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, and by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

Special tax considerations apply to transactions in debt securities denominated in foreign currencies, foreign currency forward contracts (see below) and certain other foreign currency positions, which may affect the timing, amount and character of distributions to shareholders.

Currency Forward and Futures Contracts.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract.  In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee.  The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract.  Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the U.S. Commodity Futures Trading Commission (the “CFTC”), such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects.  For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month.  Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts.  Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required.  A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract.  Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.  Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade that provides a secondary market in such contracts or options.  Although the Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time.  In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

Foreign Currency Options.  Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have been listed on several exchanges.  Such options will be purchased or written only when Schroders believes that a liquid secondary market exists for such options.  There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.  Options on foreign currencies are affected by all of those factors that influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security.  Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable.  The interbank market in foreign currencies is a global, around-the-clock market.  To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

Foreign Currency Conversion.  Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies.  Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

Convertible Securities.  Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.  Convertible securities provide for streams of income with yields that are generally higher than those of common stocks.

The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.

Convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the holder may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

Investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. A Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to that Fund.

Warrants to Purchase Securities.  Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.  Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate.  A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit.  If interest rates rise, the warrants would generally expire with no value.

Equity-linked warrants are purchased from a broker, who in turn is expected to purchase shares in the local market and issue a call warrant hedged on the underlying holding.  If the Fund exercises its call and closes its position, the shares are expected to be sold and the warrant redeemed with the proceeds.  Each warrant represents one share of the underlying stock.  Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock, less transaction costs.  Equity-linked warrants are valued at the closing price of the underlying security, then adjusted for stock dividends declared by the underlying security. In addition to the market risk related to the underlying holdings, a Fund bears additional counterparty risk with respect to the issuing broker.  Moreover, there is currently no active trading market for equity-linked warrants.

Index-linked warrants are put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices.  Index-linked warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index-linked warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index-linked warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

The risks of using index-linked warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index-linked warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, index-linked warrants generally have longer terms than index options. Index-linked warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index-linked warrants may limit the holder’s ability to exercise the warrants at such time, or in such quantities, as it would otherwise wish to do.

Synthetic warrants are proprietary instruments, issued by financial institutions. The price, performance and liquidity of such warrants will generally fluctuate more than those of the underlying securities because of the greater volatility of the warrants market.

In addition as the issuer of a synthetic warrant is different from that of the underlying security, it is subject to the additional risk that the issuer of the synthetic warrant will be unwilling or unable to perform its obligations under the transactions which may result in a loss to the investor.

Real Estate Investment Trusts.  Real estate investment trusts (“REITs”) include equity REITs and mortgage REITs. Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT’s investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code, and to maintain exemption from registration under the 1940 Act.

Investments in Pooled Vehicles.  Investing in another pooled vehicle exposes the Fund to all the risks of that pooled vehicle, and, in general, subjects it to a pro rata portion of the other pooled vehicle’s fees and expenses.  Exchange-traded funds (“ETFs”) are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of securities that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”) and iShares, which may be purchased from the UIT or investment company issuing the securities or purchased in the secondary market. SPDRs are listed on the American Stock Exchange and iShares are listed on the New York Stock Exchange. (iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”). Neither BGI nor the iShares® Funds make any representation regarding the advisability of investing in the Fund.) The market price for ETF shares may be higher or lower than the ETF’s net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer’s net asset value.

Depositary Receipts.  These may include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar securities representing ownership of foreign securities (collectively, “Depositary Receipts”).  Depositary Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution.  Transactions in Depositary Receipts usually do not settle in the same currency in which the underlying securities are denominated or traded.  Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets.  GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.

Investments in non-U.S. issuers through Depositary Receipts and similar instruments may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations.  Costs may be incurred in connection with conversions between various currencies.  A Fund may enter into forward currency contracts and purchase currencies on a spot basis to reduce currency risk; however, currency hedging involves costs and may not be effective in all cases.

Swap Agreements.  Depending on their structures, swap agreements may increase or decrease a Fund’s exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The value of a Fund’s swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, or other indices or measures.

In a “credit default” swap transaction, one party pays what is, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in an event of default (or similar events) by a third party on its obligations.  Therefore, in a credit default swap, a Fund may pay a premium and, in return, have the right to put certain bonds or loans to the counterparty upon default by the issuer of such bonds or loans (or similar events) and to receive in return the par value of such bonds or loans (or another agreed upon amount). A Fund could also receive the premium referenced above, and be obligated to pay a counterparty the par value of certain bonds or loans upon a default (or similar event) by the issuer. A Fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Fund. Under certain circumstances, suitable transactions may not be available to a Fund, or a Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. A Fund’s ability to engage in certain swap transactions may be limited by tax considerations.

Hybrid Instruments. These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of depositor other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”). Hybrid instruments may take a number of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by a Fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments would likely take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between a Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Structured Investments.  A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Equity-Linked Notes. An equity-linked note is a note, typically issued by a company or financial institution, whose performance is tied to a single stock, a basket of stocks or a stock index. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the underlying linked securities. The terms of an equity-linked note may also provide for the periodic interest payments to holders at either a fixed or floating rate.

There are risks associated with investment in equity-linked notes. The return on a note is based on the performance of a designated stock, a basket of stocks or an equity index, and in a period of underperformance, the Fund may lose some or all of its investment in the note. The maximum return on a note is usually limited to a specified amount.  So even if the investment manager’s view of the underlying stock(s) or index is correct, the gain will be limited. There is no guarantee that a specific, or any,  return or yield on an investment will be made. There is also the possibility that a note issuer may default on its obligations under the note.

Private Placements and Restricted Securities.  Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when Schroders believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.

While private placements may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often “restricted securities,” i.e., securities that cannot be sold to the public without registration under the Securities Act of 1933, as amended (the “1933 Act”) or the availability of an exemption from registration (such as Rules 144 or 144A), or that are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale.  Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the 1933 Act. A Fund may be deemed to be an “underwriter” for purposes of the 1933 Act when selling restricted securities to the public, and in such event a Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading. A Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. If no qualified institutional buyers are interested in purchasing the securities, then a Fund may not be able to sell such securities.

Illiquid Securities. Illiquid securities may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times. Investments in foreign securities, including emerging market securities, tend to have greater exposure to liquidity risk.

Inverse Floaters.  Inverse floaters have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels—rising when prevailing short-term interest rate fall, and vice versa.  The prices of inverse floaters can be highly volatile and some inverse floaters may be “leveraged,” resulting in increased risk and potential volatility.  A Fund may use inverse floaters for hedging or investment purposes.  Use of inverse floaters other than for hedging purposes may be considered speculative.

Over-the-Counter Securities.  Over-the-counter securities are not traded on a recognized securities exchange. They may be more difficult to sell under some market conditions than securities traded on exchanges.  As described below under “Determination of Net Asset Value,” unlisted securities for which market quotations are readily available generally are valued at the most recently reported sale prices on any day or, in the absence of a reported sale price, at mid-market prices.  Market quotations may not be readily available for all over-the-counter securities.  If a Fund is not able to sell such securities at a price at which such Fund has valued the securities for purposes of calculating its net asset value, such Fund’s net asset value will decrease.

When-Issued Securities.  Debt securities are often issued on a “when-issued” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to a Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income. While a Fund may sell its right to acquire when-issued securities prior to the settlement date, a Fund may intend actually to acquire such securities unless a sale prior to settlement appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund’s net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. Each Fund will establish a segregated account in which it will maintain cash and U.S. Government securities or other liquid securities at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

Zero-Coupon Securities. Zero-coupon securities are debt obligations that are generally issued at a discount and payable in full at maturity, and that do not provide for current payments of interest prior to maturity.  Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest. As a result, the net asset value of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other Funds of the Trusts and other mutual funds investing in securities making current distributions of interest and having similar maturities. A Fund is required to accrue income on these securities, even though the Fund is not receiving the income in cash on a current basis. Thus, a Fund may have to sell investments, including when it may not be advisable to do so, to make required income distributions under U.S. federal income tax laws.

Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons that have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the “corpus”) of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts (“TIGRS”) and Certificates of Accrual on Treasuries (“CATS”). CATS and TIGRS are not considered U.S. Government securities. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities that are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

In addition, the U.S. Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on U.S. Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the U.S. Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, a Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

Fixed Income Securities.  In periods of declining interest rates, the yield (income from portfolio investments) of a Fund may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of a Fund may tend to be lower. In addition, when interest rates are falling, the inflow of net new money to a Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund’s portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of a Fund can generally be expected to change as general levels of interest rates fluctuate. The values of fixed income securities in a Fund’s portfolio generally vary inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.  A Fund may purchase fixed income securities issued by companies of any market capitalization, including small and micro cap companies. Such investments may involve greater risk than is usually associated with larger, more established companies.

Lower-Rated Securities, Unrated Securities, and Securities in Default. A Fund may invest up in lower-rated fixed-income securities (commonly known as “junk bonds”).  A Fund may invest in securities that are in default, and which offer little or no prospect for the payment of the full amount of unpaid principal and interest, although normally, a Fund will not invest in securities unless a nationally recognized statistical rating organization (for example, Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Rating Service (“Standard & Poor’s”), or Fitch Investors Service, Inc. (“Fitch”)) has rated the securities CC- (or the equivalent) or better, or the Fund’s adviser has determined the securities to be of comparable quality. The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal.  The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund had placed on such securities.  In the absence of a liquid trading market for securities held by it, a Fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating.  Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate.  In addition, the rating assigned to a security by Moody’s or Standard & Poor’s (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates.  A decrease in interest rates will generally result in an increase in the value of a Fund’s assets.  Conversely, during periods of rising interest rates, the value of a Fund’s assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries.  Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities.  Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.  Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect a Fund’s net asset value.  A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase.

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.  Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing.  The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a portion of a Fund’s assets may be invested in an issue of which the Fund, by itself or together with other funds and accounts managed by Schroders or its affiliates, holds all or a major portion.  Although Schroders generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell these securities when Schroders believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held.  Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value.  In order to enforce its rights in the event of a default, a Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer’s obligations on such securities.  This could increase the Fund’s operating expenses and adversely affect the Fund’s net asset value.  In addition, a Fund’s intention to qualify as a RIC under the Code may limit the extent to which the Fund may exercise its rights by taking possession of such assets. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers.

Certain securities held by a Fund may permit the issuer at its option to “call,” or redeem, its securities.  If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Zero-coupon bonds are issued at a significant discount for their principal amount in lieu of paying interest periodically.  Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.  Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently.  Both zero-coupon bonds and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments.  Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash.  A Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash.  Thus, it may be necessary at times for a Fund to liquidate investments in order to satisfy its dividend requirements.

To the extent a Fund invests in securities in the lower rating categories, the achievement of the Fund’s goals is more dependent on Schroders’ investment analysis than would be the case if the Fund were investing in securities in the higher rating categories.  This also may be true with respect to tax-exempt securities, as the amount of information about the financial condition of an issuer of tax-exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded.

Mortgage Related and Asset-Backed Securities. Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return its adviser expected.

The types of mortgages underlying securities held by the Funds may differ and may be affected differently by market factors.  For example, a Fund’s investments in residential mortgage-backed securities will likely be affected significantly by factors affecting residential real estate markets and mortgages generally; similarly, investments in commercial mortgage-backed securities will likely be affected significantly by factors affecting commercial real estate markets and mortgages generally.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Fund.

Prepayments may cause losses on securities purchased at a premium. At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value.

If a Fund purchases mortgage-backed and asset-backed securities that are ‘subordinated’ to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called ‘subprime’ mortgages.  An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

CMOs and CMO residuals may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs and CMO residuals may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs and CMO residuals represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

In the case of CMO residuals, the cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an IO class of stripped mortgage-backed securities. See below with respect to stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup some or all of its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed illiquid.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The secondary market for mortgage-backed securities, particularly stripped mortgage-backed securities, or those comprised of subprime mortgages (mortgages rated below A, or its equivalent, by Standard & Poor’s, Moody’s or Fitch) may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

Bank Loans and Other Floating Rate Loans. By purchasing a bank loan, the holder acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. Many such loans are secured, and most impose restrictive covenants that must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank that has negotiated and structured the loan and that is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The ability of a holder of a bank loan to receive payments of principal and interest and other amounts in connection with a loan held by it will depend primarily on the financial condition of the borrower. The failure by the holder to receive scheduled interest or principal payments on a loan would adversely affect the income of the holder and would likely reduce the value of its assets, which would be reflected in a reduction in its net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting a loan, however, Schroders would not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Schroders’ analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Schroders will be unable to access non-public information to which other investors in syndicated loans may have access. Because loans are not generally rated by independent credit rating agencies, a decision to invest in a particular loan will depend almost exclusively on Schroders’, and the original lending institution’s, credit analysis of the borrower. Investments in loans may be of any quality, including “distressed” loans.

Loans may be structured in different forms, including novations, assignments and loan participations. In a novation, the purchaser assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The purchaser assumes the position of a co-lender with other syndicate members. As an alternative, the purchaser may purchase an assignment of a portion of a lender’s interest in a loan. In this case, the purchaser may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan. The purchaser may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. The purchaser may also acquire a loan directly by acting as a member of the original lending syndicate.

The purchaser will in many cases be required to rely upon the lending institution from which it purchases the loan to collect and pass on to it such payments and to enforce its rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the purchaser from receiving principal, interest and other amounts with respect to the underlying loan. If the Fund is required to rely upon a lending institution to pay to the Fund principal, interest and other amounts received by it, Schroders will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which a Fund holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

Corporate loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Under current market conditions, most of the corporate loans available for purchase will represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such loans in secondary markets. As a result, a purchaser may be unable to sell a loan at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

Certain loans may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the holder would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan. Certain of the loans acquired by the Fund may also involve loans made in foreign currencies. A Fund’s investment in such loans would involve the risks of currency fluctuations described above with respect to investments in the foreign securities.

Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in floating rate loans, Schroders may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the a Fund’s portfolio. Possession of such information may in some instances occur despite Schroders’ efforts to avoid such possession, but in other instances Schroders may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Schroders’ ability to trade in these loans for the account of a Fund could potentially be limited by its possession of such information. Such limitations on Schroders’ ability to trade could have an adverse effect on a Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by Schroders may hold other securities issued by borrowers whose floating rate loans may be held in a Fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in a Fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s floating rate loans. In such cases, Schroders may owe conflicting duties to the Fund and other client accounts. Schroders will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if Schroders’ client accounts collectively held only a single category of the issuer’s securities.

Forward Commitments. A Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the Fund holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to the Fund of an advantageous yield or price.

A Fund may dispose of a commitment prior to settlement if Schroders deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

Floating Rate and Variable Rate Demand Notes.  Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Municipal Bonds. Municipal bonds are investments of any maturity issued by states, public authorities or political subdivisions to raise money for public purposes; they include, for example, general obligations of a state or other government entity supported by its taxing powers to acquire and construct public facilities, or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include obligations of states, public authorities or political subdivisions to finance privately owned or operated facilities or public facilities financed solely by enterprise revenues. Changes in law or adverse determinations by the Internal Revenue Service (“IRS”) or a state tax authority could make the income from some of these obligations taxable. None of the Funds expects to qualify to pass through to shareholders the tax-exempt character of interest on municipal bonds.

Short-term municipal bonds are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.

Certain types of “private activity” bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term municipal bonds if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute municipal bonds, although current federal tax laws place substantial limitations on the size of such issues.

Participation interests. A Fund may invest in municipal bonds either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal bonds, provided that, in the opinion of counsel, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal bonds will be exempt from federal income tax to the same extent as interest on the municipal bonds. A Fund may also invest in municipal bonds by purchasing from banks participation interests in all or part of specific holdings of municipal bonds. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the purchaser in connection with the arrangement.

Stand-by commitments. A purchaser of municipal bonds may have the ability to acquire stand-by commitments from banks and broker-dealers with respect to those municipal bonds. A stand-by commitment may be considered a security independent of the municipal bond to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying municipal bond to a third party at any time. It is expected that stand-by commitments generally will be available without the payment of direct or indirect consideration. It is not expected that a Fund would assign any value to stand-by commitments.

Yields. The yields on municipal bonds depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the municipal bonds that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of municipal bonds or changes in the investment objectives of investors. Subsequent to purchase, an issue of municipal bonds or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by a Fund. Neither event will require the elimination of an investment from a Fund’s portfolio, but Schroders will consider such an event in its determination of whether a Fund should continue to hold an investment in its portfolio.

“Moral obligation” bonds. A Fund does not currently intend to invest in so-called “moral obligation” bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the “moral obligation,” meets the investment criteria established for investments by a Fund.

Municipal leases. Lease obligations or installment purchase contract obligations (collectively, “lease obligations”) of municipal authorities or entities do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. Certain of these lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the purchaser’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

Additional risks. Securities in which a Fund may invest, including municipal bonds, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of municipal bonds.  Further proposals limiting the issuance of municipal bonds may well be introduced in the future. If it appeared that the availability of municipal bonds for investment by a Fund and the value of a Fund’s portfolio could be materially affected by such changes in law, the Trustees would reevaluate its investment objective and policies and consider changes in the structure of a Fund or its dissolution.

NON-PRINCIPAL INVESTMENTS, INVESTMENT PRACTICES AND RISKS

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectuses and this SAI, the Funds may employ other investment practices and may be subject to additional risks, which are described below.

Short Sales.  Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security.  To complete such a transaction, a Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out.  A Fund also will incur transaction costs in effecting short sales.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  A Fund may realize a gain if the security declines in price between those dates.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.  A Fund’s loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position.  There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price.  In addition, short positions may result in a loss if a portfolio strategy of which the short position is a part is otherwise unsuccessful.

Loans of Fund Portfolio Securities.  A Fund may lend its portfolio securities, provided:  (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the Fund’s portfolio securities loaned will not at any time exceed one-third of the total assets of the Fund.  While a Fund may loan portfolio securities with an aggregate market value of up to one third of the Fund’s total assets at any time, entering into securities loans is not a principal strategy of any Fund and the risks arising from lending portfolio securities are not principal risks of investing in the Funds.  In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan.  The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.  Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment.  A Fund will not lend portfolio securities to borrowers affiliated with that Fund.  The Funds do not currently expect to engage in securities lending.

Master Limited Partnerships. Certain of the Funds may invest in master limited partnerships (“MLPs”), which are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of investments, including credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. Certain of the Funds also may invest in companies who serve (or whose affiliates serve) as the general partner of an MLP.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

Certain of the Funds may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as master limited partnerships.

A Fund’s investments in MLPs may be limited by the Fund’s intention to qualify as a RIC for U.S. federal income tax purposes, and special tax considerations may apply.  See “Taxes” below for more information.

Repurchase Agreements.  A Fund may enter into repurchase agreements without limit.  A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest).  It is each of the Trusts’ present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition, and only with respect to obligations of the U.S. Government or its agencies or instrumentalities or other investment grade short-term debt obligations.  Repurchase agreements may also be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase.  Schroders will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor.  If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest.  In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.

To the extent that a Fund has invested a substantial portion of its assets in repurchase agreements, the Fund’s investment return on such assets, and potentially the Fund’s ability to achieve its investment objectives, will depend on the counterparties’ willingness and ability to perform their obligations under the repurchase agreements.

Reverse Repurchase Agreements. In a reverse repurchase agreement transaction, a Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price.  During the period between the sale and the repurchase, the Fund will continue to receive principal and interest payments on the securities sold.  The market value of securities sold under a reverse repurchase agreement is typically greater than the amount to be paid for the related forward commitment. Reverse repurchase agreements involve the risk that the buyer of the securities might be unable to deliver them when the Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, the Fund may be delayed or prevented from recovering the securities from the buyer, and its use of the proceeds of the reverse repurchase agreement may be limited.

A reverse repurchase agreement is similar to a secured borrowing by a Fund and creates investment leverage.  A Fund may enter into reverse repurchase agreements without limit, subject to applicable law and to any limits on borrowing by a Fund at the time in question.  See “Investment Restrictions.”

Temporary Defensive Strategies.  As described in the Prospectuses, Schroders may at times judge that conditions in the securities markets make pursuing a Fund’s basic investment strategies inconsistent with the best interests of its shareholders and may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of a Fund’s assets.  In implementing these “defensive” strategies, the Fund would invest in investment grade debt securities, cash, or money market instruments to any extent Schroders considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Fund will use these alternate strategies, and a Fund is not required to use alternate strategies in any case.  One risk of taking such temporary defensive positions is that a Fund may not achieve its investment objective.

Portfolio Turnover. The portfolio turnover rate may vary greatly from year to year, as well as within a particular year, and may also be affected by cash requirements for redemption of Shares.

Service Providers.  The Funds may be subject to credit risk with respect to the custodian.  In the event of the custodian’s bankruptcy, even if the Funds’ custodian does have sufficient assets to meet all claims, there could be a delay before a Fund receives assets to satisfy their claims.  In addition, in the event of the bankruptcy of the Funds’ administrator, transfer agent or custodian there are likely to be operational and other delays and additional costs and expenses associated with changes in service provider arrangements.

INVESTMENT RESTRICTIONS

Schroder Emerging Market Equity Fund

Schroder Global Quality Fund (formerly, Schroder QEP Global Quality Fund)

Schroder Global Value Fund (formerly, Schroder QEP Global Value Fund)

Schroder International Multi-Cap Value Fund

Schroder U.S. Small and Mid Cap Opportunities Fund

Schroder Total Return Fixed Income Fund

Schroder Absolute Return EMD and Currency Fund

Fundamental Policies:

As fundamental investment restrictions, which may only be changed with approval by the holders of a majority of the outstanding voting securities of that Fund, each of these Funds may not:

1.                                       Issue any class of securities which is senior to the Fund’s shares of beneficial interest, except to the extent the Fund is permitted to borrow money or otherwise to the extent consistent with applicable law from time to time.

Note:  The Investment Company Act currently prohibits an open-end investment company from issuing any senior securities, except to the extent it is permitted to borrow money (see Note following restriction 2, below).

2.                                       Borrow money, except to the extent permitted by applicable law from time to time, and for purposes of each of the Funds except Schroder Emerging Market Equity Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, and Schroder Absolute Return EMD and Currency Fund, purchase securities when outstanding borrowings of money exceed 5% of the Fund’s total assets.

Note:  The Investment Company Act currently permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%. An open-end investment company may also borrow money from other lenders in accordance with applicable law and positions of the SEC and its staff.  The Funds may engage in reverse repurchase agreements without limit, subject to applicable law.

3.                                       Act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

4.                                       With respect to each of these Funds except Schroder Absolute Return EMD and Currency Fund, as to 75% of its total assets, purchase any security (other than Government securities, as such term is defined in the 1940 Act, and securities of other investment companies), if as a result more than 5% of the Fund’s total assets (taken at current value) would then be invested in securities of a single issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer.

Note:  Government securities are defined in the 1940 Act as any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, or any certificate of deposit for any of the foregoing.

5.                                       With respect to Schroder Emerging Market Equity Fund, Schroder International Multi-Cap Value Fund, the Global Series Funds, Schroder U.S. Small and Mid Cap Opportunities Fund, and Schroder Total Return Fixed Income Fund, purchase any security (other than Government securities, as such term is defined in the 1940 Act) if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry; for clarity, investments in other investment companies will not be considered to be investments in securities of issuers in any one industry.

6.                                       Make loans, except by purchase of debt obligations or other financial instruments, by entering into repurchase agreements, or through the lending of its portfolio securities.

7(a).                         With respect to Schroder Total Return Fixed Income Fund and Schroder Absolute Return EMD and Currency Fund, purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions, and except in connection with otherwise permissible options, futures, and commodity activities.

7(b).                        With respect to each of the other Funds, purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions, and except in connection with otherwise permissible options, futures, and commodity activities as described elsewhere in the Prospectuses or this SAI from time to time.

8.                                       Purchase or sell real estate or interests in real estate, including real estate mortgage loans, although the Fund may purchase and sell securities that are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts.  (For purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans).

9.                                       With respect to Schroder Absolute Return EMD and Currency Fund, purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry or group of industries except as permitted by the SEC. This restriction does not apply to investments in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby, and futures and options transactions issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

Note:  A Fund may be seen to have “concentrated” its investments in an industry if it has invested more than 25% of the value of its total assets in that industry.

Schroder International Alpha Fund

Schroder North American Equity Fund

Fundamental Policies:

As fundamental investment policies, which may only be changed with approval of the holders of a majority of the outstanding voting securities of the Fund, each of these Funds may not:

1.                                       As to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or to securities of other investment companies.

2.                                       As to 75% of its total assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer; provided that this limitation does not apply to securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or to securities of other investment companies.

3.                                       Invest 25% or more of the value of its total assets in any one industry.

4.                                       Borrow money, except to the extent permitted by applicable law.

Note:  The Investment Company Act currently permits an open-end investment company to borrow money from a bank (including by entering into reverse repurchase agreements) so long as the ratio that the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%.

5.                                       Purchase or sell real estate (provided that the Fund may invest in securities issued by companies that invest in real estate or interests therein).

6.                                       Make loans to other persons (provided that for purposes of this restriction, entering into repurchase agreements, lending portfolio securities, acquiring corporate debt securities and investing in U.S. Government obligations, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan).

7.                                       Invest in commodities or commodity contracts, except that it may purchase or sell financial futures contracts and options and other financial instruments.

8.                                       Underwrite securities issued by other persons (except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under U.S. securities laws).

9.                                       Issue any class of securities that is senior to the Fund’s shares of beneficial interest, except to the extent the Fund is permitted to borrow money or otherwise to the extent consistent with applicable law from time to time.

Note:  The Investment Company Act currently prohibits an open-end investment company from issuing any senior securities, except to the extent it is permitted to borrow money (see restriction 4, above). A class of securities may be senior to the Fund’s shares of beneficial interest if it provides a preference upon liquidation, preferential dividends, or similar rights.

Schroder U.S. Opportunities Fund

Fundamental Policies:

As fundamental investment policies, which may only be changed with approval of the holders of a majority of the outstanding voting securities of the Fund, this Fund may not:

1.                                       Borrow money, except that the Fund may borrow from banks or by entering into reverse repurchase agreements, provided that such borrowings do not exceed 33 1/3% of the value of the Fund’s total assets (computed immediately after the borrowing).

2.                                       Underwrite securities of other companies (except insofar as the Fund might be deemed to be an underwriter in the resale of any securities held in its portfolio).

3.                                       Invest in commodities or commodity contracts (other than covered call options, put and call options, stock index futures, and options on stock index futures and broadly-based stock indices, all of which are referred to as Hedging Instruments, which it may use as permitted by any of its other fundamental policies, whether or not any such Hedging Instrument is considered to be a commodity or a commodity contract).

4.                                       Purchase or write puts or calls except as permitted by any of its other fundamental policies.

5.                                       Lend money except in connection with the acquisition of that portion of publicly-distributed debt securities that the Fund’s investment policies and restrictions permit it to purchase; the Fund may also make loans of portfolio securities and enter into repurchase agreements.

6.                                       Invest in real estate or in interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein.

7.                                       Issue any class of securities that is senior to the Fund’s shares of beneficial interest, except to the extent the Fund is permitted to borrow money or otherwise to the extent consistent with applicable law from time to time.

Note:  The Investment Company Act currently prohibits an open-end investment company from issuing any senior securities, except to the extent it is permitted to borrow money (see restriction 1, above). A class of securities may be senior to the Fund’s shares of beneficial interest if it provides a preference upon liquidation, preferential dividends, or similar rights.

8.                                       Purchase any security (other than Government securities, as such term is defined in the 1940 Act) if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry.

Schroder Emerging Market Equity Fund

Schroder Global Quality Fund (formerly, Schroder QEP Global Quality Fund)

Schroder Global Value Fund (formerly, Schroder QEP Global Value Fund)

Schroder International Multi-Cap Value Fund

Schroder North American Equity Fund

Schroder U.S. Small and Mid Cap Opportunities Fund

Schroder Total Return Fixed Income Fund

Schroder Absolute Return EMD and Currency Fund

Non-Fundamental Policies:

1.                                       It is contrary to the current policy of each of the Funds, which policy may be changed without shareholder approval, to invest more than 15% of its net assets in securities that are not readily marketable, including securities restricted as to resale (other than securities restricted as to resale but determined by the Trustees, or persons designated by the Trustees to make such determinations, to be readily marketable).

2(a).                         With respect to each of the Funds except the Global Series Funds, Schroder Total Return Fixed Income Fund, and Schroder Absolute Return EMD and Currency Fund, as a matter of non-fundamental policy, each of these Funds may not purchase securities when outstanding borrowings exceed 5% of the Fund’s total assets.

2(b).                        With respect to Schroder Absolute Return EMD and Currency Fund, the Fund will not purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets.

3.                                       Each of Schroder Emerging Market Equity Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, and Schroder Total Return Fixed Income Fund may, as a matter of non-fundamental policy, engage in short sales of securities as described in this SAI from time to time, although each Fund does not normally invest substantially in short sales.

4.                                       With respect to each of the Funds except the Global Series Funds, each of these Funds may, as a non-fundamental policy, pledge up to one-third of its assets in connection with permissible borrowings by the Fund.

5.                                       As a non-fundamental policy, each of Schroder Emerging Market Equity Fund, Schroder International Multi-Cap Value Fund, Schroder North American Equity Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, and Schroder Total Return Fixed Income Fund will not invest in other companies for the purpose of exercising control of those companies.

With respect to Schroder Emerging Market Equity Fund, Schroder International Multi-Cap Value Fund, Schroder North American Equity Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, and Schroder Total Return Fixed Income Fund, all percentage limitations on investments (except the limitation with respect to securities that are not readily marketable set forth above) will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.  If one of those Funds ceases to maintain the 300% asset coverage ratio described in the Note following restriction 4 for Schroder North American Equity Fund and the Note following restriction 2 for all other Funds, except the U.S. Opportunities Fund, it will take steps to restore that asset coverage ratio within three days thereafter (excluding Sundays and holidays) or such longer period as may be prescribed by applicable regulations.

With respect to the Global Series Funds and Schroder Absolute Return EMD and Currency Fund, all percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. If one of those Funds ceases to maintain the 300% asset coverage ratio described in the Note following fundamental investment restriction 2, it will be expected to take steps to restore that asset coverage ratio within three days thereafter (excluding Sundays and holidays) or such longer period as may be prescribed by applicable regulations. If the percentage of the assets of one of those Funds invested in illiquid securities exceeds 15% of its net assets as set forth above in the Funds’ non-fundamental policy number 1, the applicable Fund will take steps to reduce the amount of illiquid securities to meet this non-fundamental policy within a time frame Schroders considers to be in the best interests of the applicable Fund.

Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectuses, the other investment policies described in this SAI or in the Prospectuses are not fundamental and may be changed by approval of the Trustees without notice to the shareholders.

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

Schroder International Alpha Fund

Schroder U.S. Opportunities Fund

Non-Fundamental Policies:

1.                                       It is contrary to the current policy of Schroder International Alpha Fund to invest in restricted securities.  This policy does not include restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the 1933 Act, that are determined to be liquid by Schroders pursuant to guidelines adopted by the Board of Trustees of the Trust.  Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors.  If there is a lack of trading interest in particular Rule 144A securities, these securities may be illiquid.

2.                                       It is contrary to the current policy of Schroder International Alpha Fund to invest more than 15% of its net assets in securities that are not readily marketable, including securities restricted as to resale determined by the Fund’s investment adviser to be illiquid.  Certain securities that are restricted as to resale may nonetheless be resold by the Fund in accordance with Rule 144A under the 1933 Act. Such securities may be determined by the Fund’s investment adviser to be liquid for purposes of compliance with the limitation on the Fund’s investment in illiquid securities.

3.                                       It is contrary to the current policy of Schroder U.S. Opportunities Fund to invest more than 15% of its assets in securities determined by Schroders to be illiquid.  Certain securities that are restricted as to resale may nonetheless be resold by the Fund in accordance with Rule 144A under the 1933 Act.  Such securities may be determined by Schroders to be liquid for purposes of compliance with the limitation on the Fund’s investment in illiquid securities.

4.                                       It is contrary to the current policy of each Fund to purchase securities when outstanding borrowings of money exceed 5% of the Fund’s total assets.

5.                                       It is contrary to the current policy of each Fund to invest in other companies for the purpose of exercising control of those companies.

6.                                       Each Fund may, as a non-fundamental policy, pledge up to one-third of its assets in connection with permissible borrowings by the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

Through filings made with the SEC on Form N-CSR and Form N-Q, each Fund makes its full portfolio holdings publicly available to shareholders on a quarterly basis.  Each Fund normally makes such filings on or shortly before the sixtieth day following the end of a fiscal quarter.  Each Fund delivers its complete portfolio schedules for the second and fourth fiscal quarters, required to be filed on Form N-CSR, to shareholders in the Funds’ semi-annual and annual reports.  The Funds do not deliver their complete portfolio schedules for the first and third fiscal quarters, required to be filed on Form N-Q, to shareholders, but these schedules are available on the SEC website at www.sec.gov and on the Schroders website at www.schroderfunds.com.

In addition to filings made with the SEC, each Fund (except the Global Series Funds) intends to make its full portfolio holdings as of the end of each calendar quarter available on the Fund’s website at www.schroderfunds.com, on the last business day of the following month.  Each Global Series Fund intends to make its full portfolio holdings as of the end of each calendar month available on the Fund’s website, on the tenth day of the following month.  Schroders may exclude from disclosure on the Funds’ website all or any portion of a Fund’s portfolio holdings, or modify the timing of such disclosure, as it deems necessary to protect the interests of the Funds.

To the extent that a Fund’s portfolio holdings have previously been disclosed publicly either through a filing made with the SEC on Form N-CSR or Form N-Q, or by being posted to the Funds’ website, such holdings may also be disclosed to any third party that requests them.

Policies and Procedures.  The Schroder Funds have adopted policies and procedures with respect to disclosure of the Funds’ portfolio holdings.  These procedures apply both to arrangements, expected to be in place over a period of time, to make available information about the securities in a Fund’s portfolio and with respect to disclosure on a one-time, irregular basis.  These procedures provide that neither Schroders nor SIMNA Ltd., as applicable, nor the Funds receive any compensation in return for the disclosure of information about a Fund’s portfolio securities or for any ongoing arrangements to make available information about a Fund’s portfolio securities.  Portfolio holdings may be disclosed to certain third parties in advance of their public disclosure.  In each instance of such advance disclosure, a determination will have been made by Schroders or SIMNA Ltd., as applicable, that such disclosure is supported by a legitimate business purpose of the relevant Fund and that the recipients, except as described below, are subject to an independent duty not to disclose (whether contractually or as a matter of law) or trade on the nonpublic information.  The Funds currently disclose nonpublic portfolio holdings information only to recipients who have agreed in writing with Schroders, or SIMNA Ltd., as applicable, to keep such information confidential.  In some cases these recipients are subject to a contractual obligation to keep portfolio holdings information confidential including a duty not to trade on the non-public information, and in other cases they are subject to a duty of confidentiality under the federal securities laws to keep information disclosed to them by the relevant Fund confidential.  Recipients of nonpublic portfolio holdings information are also subject to legal requirements prohibiting them from trading on material nonpublic information.  The Funds have no ongoing arrangements to make available nonpublic portfolio holdings information, except pursuant to the procedures described below.  The following list describes the circumstances in which the Funds disclose their portfolio holdings to select third parties:

Portfolio Managers.  Portfolio managers shall have full daily access to portfolio holdings for the Funds for which they have direct management responsibility.  Under Schroders’ code of ethics, portfolio managers are prohibited from disclosing nonpublic information to third parties, other than in accordance with the Funds’ portfolio holdings policies and procedures.  Portfolio managers may release and discuss specific portfolio holdings with various broker-dealers, on an as-needed basis, for purposes of analyzing the impact of existing and future market changes on the prices, availability or demand, and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

Schroders.  Schroders personnel, including personnel of its affiliates that perform services for or related to the Funds, may have full daily access to the Funds’ portfolio holdings.  Employees of SIMNA Ltd., Schroder Investment Management Limited and Schroder Fund Advisors LLC (“SFA”) with access to portfolio holdings information are provided with training on each of the Trust’s policies and procedures regarding disclosure of portfolio holdings information.  Training is provided by the Schroders compliance department in the applicable jurisdiction, after consultation with Schroders plc’s global compliance department located in London. Each Trust’s Chief Compliance Officer reports to the Trustees regarding compliance by such affiliates.

External Servicing Agents. The Funds’ primary service providers, including distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information on a daily basis. In addition, third parties that provide services to the Funds, and their affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the Funds’ insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations (such as Morningstar, Lipper, Thomson and Bloomberg) may also receive or have access to full portfolio holdings information more frequently than publicly available. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.

Certain Intermediaries and Wrap Program Providers. The Funds may provide more frequent disclosure of the Funds’ portfolio holdings to certain intermediaries and wrap program providers, provided those third parties meet the criteria and approval requirements as set out below under “Other Third Parties.”

Other Third Parties. Any additions to the list of persons eligible to receive portfolio holdings information require approval by the President and Chief Compliance Officer of the relevant Fund.  Such disclosure may only be made where the President and Chief Compliance Officer of the relevant Fund have determined that: (i) the Fund has a legitimate business purpose for the disclosure; (ii) the disclosure is in the best interests of the Fund and its shareholders; and (iii) the recipients are subject to a confidentiality agreement, including a duty not to trade on the non-public information, or the Funds’ President and Chief Compliance Officer have determined that the policies of the recipient are adequate to protect the information that is disclosed and the entity is subject to a duty of confidentiality under the federal securities laws.  In making such determinations, the President and Chief Compliance Officer of the Fund shall review, among other considerations: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient’s relationship to the Funds; (vii) the ability of Schroders to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; and (viii) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or any affiliated person of the Fund.  Such disclosures shall be reported to the Board of Trustees.

The Trusts recently provided access to more frequent portfolio holdings disclosure with respect to Schroder Funds with a wrap program administered by an unaffiliated entity, after a confidentiality agreement was signed and it was established that they met the other criteria outlined above.

In general, the Schroder Funds’ policies and procedures provide that disclosure by Schroders of information about the holdings of client accounts other than the Funds’ accounts is governed by the policies relating to protection of client information pursuant to Regulation S-P. Details about the holdings of any portfolio other than the Funds, however, may provide holdings information that is substantially identical to holdings of the Funds that have not yet been publicly released. The President and Chief Compliance Officer may approve disclosure by Schroders or SIMNA Ltd. of non-Fund portfolios other than to clients holding the portfolios and their consultants, provided they make certain determinations set forth in the Schroder Funds’ policies and procedures.

Nothing in the Schroder Funds’ policies and procedures prohibits any investment group from providing to a research service provider a coverage list that identifies securities that the investment group follows for research purposes provided that: (i) the list of securities does not consist exclusively of the current portfolio holdings of any Fund; and (ii) no information about actual holdings by any account is included.

The Board of Trustees of each Trust reviews and reapproves the policies and procedures related to portfolio disclosure, including the list of approved recipients, as often as deemed appropriate, but not less than annually, and may make any changes it deems appropriate.

MANAGEMENT OF THE TRUSTS

The Trustees of each of the Trusts are responsible for the general oversight of each of the Trust’s business. Subject to such policies as the Trustees may determine, Schroders furnishes a continuing investment program for the Funds and makes investment decisions on their behalf, except that SIMNA Ltd., an affiliate of Schroders, serves as sub-adviser responsible for portfolio management for Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder North American Equity Fund, the Global Series Funds, and Schroder Absolute Return EMD and Currency Fund. Subject to the control of the Trustees, Schroders also manages the Funds’ other affairs and business.

THE BOARDS OF TRUSTEES

The Board of Trustees of each Trust is currently comprised of four Trustees, three of whom are not “interested persons” (as defined in the Investment Company Act) of the Trusts (each, a “Disinterested Trustee”). Ms. Mazza, a Trustee who is an “interested person” (as defined in the Investment Company Act) of the Trusts (an “Interested Trustee”), serves as Chairman of the Board of Trustees of each Trust. The Trustees of the Trusts have not designated a lead Disinterested Trustee. A Trustee may be elected either by the Trustees of the applicable Trust or by the shareholders of the applicable Trust. The number of Trustees of each Trust is fixed from time to time by the Trustees but may not be less than three or, for Schroder Capital Funds (Delaware), more than twelve. Each Trustee shall serve until he or she retires, resigns, is removed or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. At any meeting called for the purpose, a Trustee may be removed by vote of the holders of two-thirds of the outstanding shares of the applicable Trust.

The Board of Trustees of each Trust has adopted a committee structure, which allows it to perform more effectively its oversight function for the Funds. Each Board of Trustees currently has two committees: the Audit Committee and the Nominating Committee. Each of those committees is currently composed of all of the Disinterested Trustees of the applicable Trust (currently, Ms. Cannella and Messrs. Calhoun, and Gersten), allowing all the Disinterested Trustees to participate in the full range of each Board of Trustees’ oversight duties. The committees report regularly to the Boards of Trustees. See “Committees of the Boards of Trustees” below for more information.

In connection with its oversight of each Trust, each Board of Trustees also oversees each Trust’s management and risk management processes. With respect to management, executive officers of the Trusts, including the President and Principal Executive Officer, Treasurer and Chief Financial Officer, Chief Legal Officer, and Chief Compliance Officer, are elected by the Board of Trustees in accordance with the Trusts’ by-laws, provided that the Chief Compliance Officer must be approved by a majority of the Disinterested Trustees. Each of the President, the Treasurer and the Clerk shall hold office until he or she dies, resigns, is removed or becomes disqualified and each other officer of the Trusts shall hold office at the pleasure of the Trustees. Each Board of Trustees may remove any officer of the applicable Trust at any time, with or without cause, provided that a majority of the Disinterested Trustees must approve the removal of the Chief Compliance Officer. In connection with administering its oversight function with respect to risk management, each Board receives regular reports from Schroders and from executive officers of the applicable Trust, including but not limited to the President and Principal Executive Officer, Chief Compliance Officer, Treasurer and Chief Financial Officer, and Chief Legal Officer, on a variety of matters. These reports include specific information on risk oversight by the adviser, activities of Schroders’ risk committee, activities of the fair value committee, results of operational and compliance testing on the Funds, the performance of the Funds and their use of certain instruments, including restricted and illiquid securities, derivatives, and borrowings. Each Trust has determined that its leadership and committee structure is appropriate for the Funds and each Trust in light of the size of each Trust and the Schroders fund complex, and reviews the effectiveness of its committee structure at least annually.

The names, addresses and ages of the Trustees and executive officers of the Trusts, together with information as to their principal business occupations during the past five years, are set forth in the following tables.

Disinterested Trustees

The following table sets forth certain information concerning Disinterested Trustees.

Name, Age and Address of Disinterested Trustee	Position(s) Held with Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Outside of Schroders Fund Complex
Jay S. Calhoun*, 56 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee	Indefinite since 2010 (Schroder Capital Funds (Delaware), Schroder Series Trust and Schroder Global Series Trust)	Treasurer, Carnegie Mellon University. Formerly, Managing Partner, Rysamax Partners (marketing and business development support); Senior Vice President and Treasurer, New York Life Insurance Company.	10	None

Margaret M. Cannella*, 60 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee	Indefinite since 2010 (Schroder Capital Funds (Delaware), Schroder Series Trust and Schroder Global Series Trust)	Adjunct professor, Columbia Business School. Formerly, Managing Director, JP Morgan Securities Inc.; Head, Credit Research, JP Morgan Securities Inc.; and Head, Equity Research, JP Morgan Securities Inc.	10	Wilshire Mutual Funds, Inc. (15 funds) and Wilshire Variable Insurance Trust, Inc. (9 funds)

Mark D. Gersten*, 62 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee	Indefinite since 2012 (Schroder Capital Funds (Delaware), Schroder Series Trust and Schroder Global Series Trust)	Senior Vice President — Global Fund Administration, Mutual and Alternative Funds, AllianceBernstein L.P. (investment management).	10	Two Roads Share Trust (4 funds)

*   Also serves as a member of the Audit Committees for each Trust. Mr. Gersten is the Chairman of the Audit Committees.

** Schroder Series Trust, Schroder Capital Funds (Delaware), and Schroder Global Series Trust are considered part of the same “Fund Complex” for these purposes.

Interested Trustee

The following table sets forth certain information concerning an Interested Trustee.

Name, Age and Address of Interested Trustee	Position(s) Held with Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Outside of Schroders Fund Complex
Catherine A. Mazza*, 52 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee and Chairman	Indefinite since 2006 (Schroder Capital Funds (Delaware) and Schroder Series Trust) and since 2003 (Schroder Global Series Trust)	Trustee and Chairman of each Trust; Institutional Relationship Director, Schroders; Member of Board of Managers, SFA. Formerly, President and Chief Executive Officer, Schroder Capital Funds (Delaware) and Schroder Series Trust; Senior Vice President, Schroders.	10	None

* Ms. Mazza is an “interested person” (as defined in the 1940 Act) of each Trust. She is an “interested person” due to her status as an officer and employee of Schroders and its affiliates.

Experience, Qualifications, Attributes, and Skills of Trustees

Jay S. Calhoun.   Mr. Calhoun has extensive experience in investment finance and financial systems, as well as significant management experience.

Margaret M. Cannella.   Ms. Cannella has significant market analysis and research experience as well as extensive management experience.

Mark D. Gersten.  Mr. Gersten has extensive experience in the investment management industry as well as extensive management experience.

Catherine A. Mazza.  Ms. Mazza has significant prior executive experience and serves as the Institutional Relationship Director at Schroders.

Officers

The following table sets forth certain information concerning the Trusts’ officers. The officers of the Trusts are employees of the Trusts’ adviser and certain of its affiliates.

Name, Age and Address of Officer	Position(s) Held with Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Catherine A. Mazza, 52 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee and Chairman	Indefinite since 2006 (Schroder Capital Funds (Delaware) and Schroder Series Trust) and since 2003 (Schroder Global Series Trust)

Trustee and Chairman of each Trust; Institutional Relationship Director, Schroders; Member of Board of Managers, SFA. Formerly, President and Chief Executive Officer, Schroder Capital Funds (Delaware) and Schroder Series Trust; Senior Vice President, Schroders.

Mark A. Hemenetz, 55 875 Third Avenue, 22nd Fl. New York, NY 10022	President and Principal Executive Officer	Indefinite since May 2004	Chief Operating Officer - Americas, Schroders; Member of Board of Managers, SFA; President and Principal Executive Officer of each Trust.

Alan M. Mandel, 54 875 Third Avenue, 22nd Fl. New York, NY 10022	Treasurer and Principal Financial and Accounting Officer	Indefinite since 1998	Head of Fund Administration, Schroders; Member of Board of Managers, SFA; Treasurer and Principal Financial and Accounting Officer of each Trust.

Carin F. Muhlbaum, 50 875 Third Avenue, 22nd Fl. New York, NY 10022	Vice President	Indefinite Vice President since 1998	General Counsel, Schroders; Member of Board of Managers, Secretary and General Counsel, SFA; Vice President of each Trust.

William Sauer, 48 875 Third Avenue, 22nd Fl. New York, NY 10022	Vice President	Indefinite Vice President since 2008	Head of Investor Services, Schroders; Vice President of each Trust. Formerly, Vice President, The Bank of New York.

Stephen M. DeTore, 61 875 Third Avenue, 22nd Fl. New York, NY 10022	Chief Compliance Officer	Indefinite since 2005	Chief Compliance Officer, Schroders; Chief Compliance Officer of each Trust; Member of Board of Managers, SFA.

Abby L. Ingber, 49 875 Third Avenue, 22nd Fl. New York, NY 10022	Chief Legal Officer and Secretary/Clerk	Indefinite Chief Legal Officer since 2006 Secretary/Clerk since 2007	Deputy General Counsel, Schroders; Chief Legal Officer and Secretary/Clerk of each Trust. Formerly, Senior Counsel, TIAA-CREF. Member of Board of Managers, SFA.

Angel Lanier, 50 875 Third Avenue, 22nd Fl. New York, NY 10022	Assistant Secretary	Indefinite since 2005	Legal Assistant, Schroders; Assistant Secretary of each Trust; Assistant Secretary, SFA.

Certain Affiliations

The following table lists the positions held by the Trusts’ officers and any Interested Trustees with affiliated persons or principal underwriters of the Trusts:

Name	Positions Held with Affiliated Persons or Principal Underwriters of the Trusts
Catherine A. Mazza	Trustee and Chairman of each Trust; Institutional Relationship Director, Schroders; Member of Board of Managers, SFA.
Mark A. Hemenetz	President and Principal Executive Officer of each Trust; Chief Operating Officer - Americas, Schroders; Member of Board of Managers, SFA.
Alan M. Mandel	Head of Fund Administration, Schroders; Member of Board of Managers, SFA; Treasurer & Principal Financial and Accounting Officer of each Trust.
Carin F. Muhlbaum	General Counsel, Schroders; Member of Board of Managers, Secretary and General Counsel, SFA; Vice President of each Trust.
William Sauer	Head of Investor Services, Schroders; Vice President of each Trust; Director, Schroder Venture Managers, Inc.
Stephen M. DeTore	Chief Compliance Officer, Schroders; Member of Board of Managers, SFA; Chief Compliance Officer of each Trust.
Abby L. Ingber	Deputy General Counsel, Schroders; Chief Legal Officer and Secretary/Clerk of each Trust; Member of Board of Managers, SFA.
Angel Lanier	Legal Assistant, Schroders; Assistant Secretary, SFA; Assistant Clerk/Secretary of each Trust.

Committees of the Boards of Trustees

Audit Committee. Each Board of Trustees has a separately-designated standing Audit Committee composed of all of the Disinterested Trustees of the Trust (currently, Ms. Cannella and Messrs. Calhoun, and Gersten).  Each Audit Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Funds and, among other things, considers the selection of the independent registered public accounting firms for the Funds and the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those accountants on behalf of the Funds, and considers other services provided by those accountants to the Funds and Schroders and their affiliates and the possible effect of those services on the independence of those accountants. Each Audit Committee met two times during the fiscal year ended October 31, 2011.

Nominating Committee. All of the Disinterested Trustees (currently, Ms. Cannella and Messrs. Calhoun, and Gersten) of each Trust serve as a Nominating Committee responsible for reviewing and recommending qualified candidates to each Board in the event that a position is vacated or created.  Each Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the nomination and the nominee meets the Committee’s criteria. Nominee recommendations may be submitted to the Secretary of the relevant Trust at that Trust’s principal business address. The Nominating Committee did not meet during the fiscal year ended October 31, 2011.

Securities Ownership

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in each Fund, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Schroder family of investment companies, as of December 31, 2011, except for Mr. Gersten, for whom information is provided as of March 14, 2012.

Name of Trustee	Fund	Dollar Range of Equity Securities in a Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
		Ranges:	Ranges:
		None	None
		$1-$10,000	$1-$10,000
		$10,001-$50,000	$10,001-$50,000
		$50,001-$100,000	$50,001-$100,000
		Over $100,000	Over $100,000
Disinterested Trustees
Jay S. Calhoun			$10,001-$50,000
	Schroder Emerging Market Equity Fund	$1-$10,000
	Schroder Global Quality Fund	None
	Schroder Global Value Fund	None
	Schroder International Alpha Fund	$1-$10,000
	Schroder International Multi-Cap Value Fund	$1-$10,000
	Schroder North American Equity Fund	$10,001-$50,000
	Schroder U.S. Opportunities Fund	None
	Schroder U.S. Small and Mid Cap Opportunities Fund	None
	Schroder Total Return Fixed Income Fund	None
	Schroder Absolute Return EMD and Currency Fund	None
Margaret M. Cannella			$10,001-$50,000
	Schroder Emerging Market Equity Fund	None
	Schroder Global Quality Fund	None
	Schroder Global Value Fund	None
	Schroder International Alpha Fund	None
	Schroder International Multi-Cap Value Fund	$10,001-$50,000
	Schroder North American Equity Fund	None
	Schroder U.S. Opportunities Fund	None
	Schroder U.S. Small and Mid Cap Opportunities Fund	None
	Schroder Total Return Fixed Income Fund	None
	Schroder Absolute Return EMD and Currency Fund	None
Mark D. Gersten			None
	Schroder Emerging Market Equity Fund	None
	Schroder Global Quality Fund	None
	Schroder Global Value Fund	None
	Schroder International Alpha Fund	None
	Schroder International Multi-Cap Value Fund	None
	Schroder North American Equity Fund	None
	Schroder U.S. Opportunities Fund	None
	Schroder U.S. Small and Mid Cap Opportunities Fund	None
	Schroder Total Return Fixed Income Fund	None
	Schroder Absolute Return EMD and Currency Fund	None

Interested Trustees
Catherine A. Mazza			Over $100,000
	Schroder Emerging Market Equity Fund	Over $100,000
	Schroder Global Quality Fund	None
	Schroder Global Value Fund	None
	Schroder International Alpha Fund	None
	Schroder International Multi-Cap Value Fund	None
	Schroder North American Equity Fund	None
	Schroder U.S. Opportunities Fund	Over $100,000
	Schroder U.S. Small and Mid Cap Opportunities Fund	None
	Schroder Total Return Fixed Income Fund	Over $100,000
	Schroder Absolute Return EMD and Currency Fund	None

*For these purposes, the Trusts are considered part of the same “Family of Investment Companies.”

For Disinterested Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Trusts, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trusts, as of December 31, 2011, except for Mr. Gersten, for whom information is provided as of August 31, 2012:

Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class
Jay S. Calhoun	N/A	N/A	N/A	N/A	N/A
Margaret M. Cannella	N/A	N/A	N/A	N/A	N/A
Mark D. Gersten	N/A	N/A	N/A	N/A	N/A

Trustees’ Compensation

Effective January 1, 2007, Trustees who are not employees of Schroders or its affiliates receive an annual retainer of $25,000 for their services as Trustees of all open-end investment companies distributed by SFA, and $2,500 per meeting attended in person or $1,000 per meeting attended by telephone. The Chairman of the Audit Committee receives an additional annual retainer from the Trusts of $5,000, and each member of an Audit Committee receives a fee of $1,000 from the Trusts for each Audit Committee meeting attended in person or by telephone. Payment of the Trustee fees is allocated 50% to each Trust and the remaining 50% to the Trusts based on their respective amount of assets.  If a meeting relates only to a single Fund or group of Funds, payments of such meeting fees are allocated only among those Funds to which the meeting relates.

The following table sets forth approximate information regarding compensation received by Trustees from the Fund Complex for the fiscal year ended October 31, 2011.* (Interested Trustees who are employees of Schroders or its affiliates and officers of the Trusts receive no compensation from the Trusts and are compensated in their capacities as employees of Schroders and its affiliates).

Name of Trustee	Aggregate Compensation from Schroder Capital Funds (Delaware)	Aggregate Compensation from Schroder Series Trust	Aggregate Compensation from Schroder Global Series Trust	Total Compensation from Trust and Fund Complex Paid to Trustees**
Jay S. Calhoun #	$7,287	$17,656	$15,057	$40,000
Margaret M. Cannella #	$7,287	$17,656	$15,057	$40,000
William L. Means	4,403	9,547	8,550	22,500

* Mr. Gersten was not a Trustee during the fiscal year ended October 31, 2011, therefore, no information is presented for Mr. Gersten in the table.

** The Total Compensation shown in this column for each Trustee includes compensation for services as a Trustee of the Trusts. The Trusts are considered part of the same “Fund Complex” for these purposes.

# Mr. Calhoun and Ms. Cannella began serving as Trustees of the Trusts on December 7, 2010

†Mr. Means retired from the Board of Trustees effective March 8, 2011.

The Declarations of Trust or Trust Instrument, as applicable, provides that the relevant Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Trust’s Declaration of Trust or Trust Instrument, as applicable, that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. Each Trust’s bylaws provide that the conduct of a Trustee shall be evaluated solely by reference to a hypothetical reasonable person, without regard to any special expertise, knowledge, or other qualifications of the Trustee, or any determination that the Trustee is an “audit committee financial expert.”  Each Trust’s bylaws provide that the Trust will indemnify its Trustees against liabilities and expenses incurred in connection with litigation or formal or informal investigations in which they may become involved because of their service as Trustees, except to the extent prohibited by the Trust’s Declaration of Trust or Trust Instrument, as applicable.  The Trusts, at their expense, provide liability insurance for the benefit of its Trustees and officers.

SCHRODERS AND ITS AFFILIATES

Schroders serves as the investment adviser for the Funds. Schroders is a wholly-owned subsidiary of Schroder U.S. Holdings Inc., which currently engages through its subsidiary firms in the asset management business.  Affiliates of Schroder U.S. Holdings Inc. (or their predecessors) have been investment managers since 1927.  Schroder U.S. Holdings Inc. is a wholly-owned subsidiary of Schroder International Holdings, which is a wholly-owned subsidiary of Schroder Administration Limited, which is a wholly-owned subsidiary of Schroders plc, a publicly-owned holding company organized under the laws of England.  Schroders plc, through certain affiliates currently engaged in the asset management business, and as of June 30, 2012, had under management assets of approximately $305.1 billion.  Schroders’ address is 875 Third Avenue, 22nd Floor, New York, New York 10022.

SIMNA Ltd., an affiliate of Schroders, serves as sub-adviser to Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder North American Equity Fund, the Global Series Funds, and Schroder Absolute Return EMD and Currency Fund, and has since each of their inceptions.

SFA, each Trust’s principal underwriter and the administrator of Schroder North American Equity Fund, is a wholly-owned subsidiary of Schroders.  In consideration of SFA’s services, Schroders reimburses SFA for its costs and expenses in distributing the Funds’ shares (less 12b-1 fees paid to SFA by the Funds) and pays SFA an additional amount based on a percentage of the reimbursement (currently 5%).

PORTFOLIO MANAGERS

The portfolio managers primarily responsible for making investment decisions are: for Schroder Emerging Market Equity Fund, James Gotto, Waj Hashmi, Robert Davy and Allan Conway; for Schroder International Alpha Fund, Virginie Maisonneuve and Simon Webber; for Schroder International Multi-Cap Value Fund, Justin Abercrombie and James Larkman; for Schroder North American Equity Fund, Justin Abercrombie, Ben Corris, Stephen Langford, and James Larkman; for each of Schroder U.S. Opportunities Fund and Schroder U.S. Small and Mid Cap Opportunities Fund, Jenny Jones; for Schroder Total Return Fixed Income Fund, Wesley A. Sparks, David Harris, Gregg T. Moore, Ed Fitzpatrick, Tony Hui, Ryan Mostafa, and Chris Ames; for the Global Series Funds, Justin Abercrombie, Ben Corris, Stephen Langford, and James Larkman; and for Schroder Absolute Return EMD and Currency Fund, Geoff Blanning, Guillermo Besaccia, Nick Brown, and Abdallah Guezour.

Other Accounts Managed.  The following tables show information regarding other accounts managed by the portfolio managers of each Fund, as of October 31, 2011:

	Number of Accounts	Total Assets in Accounts	Number of Accounts where Advisory Fee is Based on Account Performance	Total Assets in Accounts where Advisory Fee is Based on Account Performance
Schroder Emerging Market Equity Fund
Allan Conway
Registered Investment Companies	2	$354,000,000	None	None
Other Pooled Investment Vehicles	18	$13,981,000,000	None	None

	Number of Accounts	Total Assets in Accounts	Number of Accounts where Advisory Fee is Based on Account Performance	Total Assets in Accounts where Advisory Fee is Based on Account Performance
Other Accounts	30	$9,059,000,000	2	$1,737,000,000
Robert Davy
Registered Investment Companies	2	$354,000,000	None	None
Other Pooled Investment Vehicles	9	$4,850,000,000	None	None
Other Accounts	27	$7,680,000,000	2	$1,737,000,000
James Gotto
Registered Investment Companies	2	$354,000,000	None	None
Other Pooled Investment Vehicles	8	$4,829,000,000	None	None
Other Accounts	27	$7,680,000,000	2	$1,737,000,000
Waj Hashmi, CFA
Registered Investment Companies	2	$354,000,000	None	None
Other Pooled Investment Vehicles	10	$10,560,000,000	None	None
Other Accounts	28	$8,056,000,000	2	$1,737,000,000
Schroder Global Quality Fund
Justin Abercrombie
Registered Investment Companies	3	$564,190,336	None	None
Other Pooled Investment Vehicles	18	$15,030,271,253	11	$863,272,408
Other Accounts	17	$7,356,305,051	8	$2,249,617,490
Ben Corris
Registered Investment Companies	3	$564,190,336	None	None
Other Pooled Investment Vehicles	18	$15,030,271,253	11	$8,63,272,408
Other Accounts	17	$7,356,305,051	8	$2,249,617,490
Stephen Langford, CFA
Registered Investment Companies	3	$564,190,336	None	None
Other Pooled Investment Vehicles	18	$15,030,271,253	11	$863,272,408
Other Accounts	17	$7,356,305,051	8	$2,249,617,490
James Larkman
Registered Investment Companies	3	$564,190,336	None	None
Other Pooled Investment Vehicles	18	$15,030,271,253	11	$8,63,272,408
Other Accounts	17	$7,356,305,051	8	$2,249,617,490
Schroder Global Value Fund
Justin Abercrombie
Registered Investment Companies	3	$632,490,442	None	None
Other Pooled Investment Vehicles	18	$15,030,271,253	11	$863,272,408
Other Accounts	17	$7,356,305,051	8	$2,249,617,490
Ben Corris
Registered Investment Companies	3	$632,490,442	None	None
Other Pooled Investment Vehicles	18	$15,030,271,253	11	$863,272,408
Other Accounts	17	$7,356,305,051	8	$2,249,617,490
Stephen Langford, CFA
Registered Investment Companies	3	$632,490,442	None	None
Other Pooled Investment Vehicles	18	$15,030,271,253	11	$863,272,408
Other Accounts	17	$7,356,305,051	8	$2,249,617,490
James Larkman
Registered Investment Companies	3	$632,490,442	None	None
Other Pooled Investment Vehicles	18	$15,030,271,253	11	$863,272,408
Other Accounts	17	$7,356,305,051	8	$2,249,617,490
Schroder International Alpha Fund
Virginie Maisonneuve, CFA
Registered Investment Companies	7	$8,432,026,805	2	$7,141,622,432
Other Pooled Investment Vehicles	11	$1,589,758,326	1	$9,154,423
Other Accounts	26	$4,166,064,951	4	$579,729,228
Simon Webber, CFA
Registered Investment Companies	7	$8,432,026,805	2	$7,141,622,432
Other Pooled Investment Vehicles	4	$252,811,917	None	None

	Number of Accounts	Total Assets in Accounts	Number of Accounts where Advisory Fee is Based on Account Performance	Total Assets in Accounts where Advisory Fee is Based on Account Performance
Other Accounts	11	$1,372,940,361	None	None
Schroder International Multi-Cap Value Fund
Justin Abercrombie
Registered Investment Companies	3	$612,733,891	None	None
Other Pooled Investment Vehicles	18	$15,030,271,253	11	$863,272,408
Other Accounts	17	$7,356,305,051	8	$2,249,617,490
Stephen Langford, CFA
Registered Investment Companies	3	$612,733,891	None	None
Other Pooled Investment Vehicles	18	$15,030,271,253	11	$863,272,408
Other Accounts	17	$7,356,305,051	8	$2,249,617,490
Schroder North American Equity Fund
Justin Abercrombie
Registered Investment Companies	3	$107,813,150	None	None
Other Pooled Investment Vehicles	18	$15,030,271,253	11	$863,272,408
Other Accounts	17	$7,356,305,051	8	$2,249,617,490
Ben Corris
Registered Investment Companies	3	$107,813,150	None	None
Other Pooled Investment Vehicles	18	$15,030,271,253	11	$863,272,408
Other Accounts	17	$7,356,305,051	8	$2,249,617,490
Stephen Langford, CFA
Registered Investment Companies	3	$107,813,150	None	None
Other Pooled Investment Vehicles	18	$15,030,271,253	11	$863,272,408
Other Accounts	17	$7,356,305,051	8	$2,249,617,490
James Larkman
Registered Investment Companies	3	$107,813,150	None	None
Other Pooled Investment Vehicles	18	$15,030,271,253	11	$863,272,408
Other Accounts	17	$7,356,305,051	8	$2,249,617,490
Schroder U.S. Opportunities Fund
Jenny Jones
Registered Investment Companies	2	$871,187,000	None	None
Other Pooled Investment Vehicles	10	$4,775,190,000	None	None
Other Accounts	3	$276,765,000	None	None
Schroder U.S. Small and Mid Cap Opportunities Fund
Jenny Jones
Registered Investment Companies	2	$808,250,000	None	None
Other Pooled Investment Vehicles	10	$4,775,190,000	None	None
Other Accounts	3	$276,765,000	None	None
Schroder Total Return Fixed Income Fund
David Harris
Registered Investment Companies	1	$32,508,378	None	None
Other Pooled Investment Vehicles	6	$1,499,721,415	None	None
Other Accounts	51	$4,267,595,459	None	None
Chris Ames
Registered Investment Companies	1	32,508,378	None	None
Other Pooled Investment Vehicles	16	1,983,860,168	None	None
Other Accounts	46	4,364,534,259	None	None
Ed Fitzpatrick, CFA
Registered Investment Companies	1	$32,508,378	None	None
Other Pooled Investment Vehicles	9	$1,561,096,211	None	None
Other Accounts	50	$4,226,590,531	None	None
Tony Hui

	Number of Accounts	Total Assets in Accounts	Number of Accounts where Advisory Fee is Based on Account Performance	Total Assets in Accounts where Advisory Fee is Based on Account Performance
Registered Investment Companies	1	$32,508,378	None	None
Other Pooled Investment Vehicles	16	$1,983,860,168	None	None
Other Accounts	46	$4,364,534,259	None	None
Gregg T. Moore, CFA
Registered Investment Companies	1	$32,508,378	None	None
Other Pooled Investment Vehicles	15	$6,973,951,202	None	None
Other Accounts	45	$5,513,302,384	1	$1,092,818,107
Ryan Mostafa
Registered Investment Companies	1	$32,508,378	None	None
Other Pooled Investment Vehicles	15	$6,973,951,202	None	None
Other Accounts	45	$5,513,302,384	1	$1,092,818,107
Wesley A. Sparks, CFA
Registered Investment Companies	1	$32,508,378	None	None
Other Pooled Investment Vehicles	30	$12,287,830,569	None	None
Other Accounts	42	$4,753,714,378	1	$1,092,818,107
Schroder Absolute Return EMD and Currency Fund
Geoff Blanning
Registered Investment Companies	None	$0	None	None
Other Pooled Investment Vehicles	5	$8,290,000,000	None	None
Other Accounts	None	$0	None	$ None
Guillermo Besaccia
Registered Investment Companies	None	$0	None	None
Other Pooled Investment Vehicles	5	$8,290,000,000	None	None
Other Accounts	None	$0	None	$ None
Nick Brown
Registered Investment Companies	None	$0	None	None
Other Pooled Investment Vehicles	5	$8,290,000,000	None	None
Other Accounts	None	$0	None	$ None
Abdallah Guezour
Registered Investment Companies	None	$0	None	None
Other Pooled Investment Vehicles	5	$8,290,000,000	None	None
Other Accounts	None	$0	None	$ None

Material Conflicts of Interest.  Whenever a portfolio manager of a Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts.  For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account.  In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to a Fund may be seen itself to constitute a conflict with the interest of the Fund.

Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by a Fund.  Securities selected for funds or accounts other than such Fund may outperform the securities selected for the Fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.  See “Brokerage Allocation and Other Practices” for more information about this process.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest.  A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales.  Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation.  Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures.  The Funds’ portfolio managers are compensated for their services to the Funds and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees.  Base salary of Schroders employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure competitive salaries, and is paid in cash.  The portfolio managers’ base salary is fixed and is subject to an annual review and will increase if market movements make this necessary or if there has been an increase in responsibilities.

Each portfolio manager’s bonus is based in part on performance. Discretionary bonuses for portfolio managers may be comprised of an agreed contractual floor, a revenue component and/or a discretionary component.  Any discretionary bonus is determined by a number of factors.  At a macro level the total amount available to spend is a function of the bonus to pre-bonus profit ratio before tax and the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area.  This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients.  For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks, which may be internally-and/or externally-based, over one and/or three year periods, the level of funds under management and the level of performance fees generated, if any.  Performance is evaluated for each quarter, year and since inception of the relevant Fund.  The portfolio managers’ compensation for other accounts they manage may be based upon such accounts’ performance.

For those employees receiving significant bonuses, a part may deferred in the form of Schroders plc stock. These employees may also receive part of the deferred award in the form of notional cash investments in a range of Schroder Funds.  These deferrals vest over a period of three years and are designed to ensure that the interests of the employees are aligned with those of the shareholders of Schroders.

For the purposes of determining the portfolio managers’ bonuses, the relevant external benchmarks for performance comparison include:  MSCI Emerging Markets Index (Net Div) for Messrs. Gotto, Hashmi, Davy and Conway as portfolio managers of Schroder Emerging Market Equity Fund; a blend of international benchmarks for Ms. Maisonneuve and Mr. Webber as portfolio managers of Schroder International Alpha Fund;  MSCI EAFE Index for Messrs. Abercrombie and Langford as portfolio managers of Schroder International Multi-Cap Value Fund; FTSE North American Index and S&P 500 Index for Messrs. Abercrombie, Corris, Langford, and Larkman as portfolio managers of Schroder North American Equity Fund; Russell 2000 Index and Russell 2500 Index for Ms. Jones as portfolio manager of Schroder U.S. Opportunities Fund and Schroder U.S. Small and Mid Cap Opportunities Fund, respectively; Barclays Capital U.S. Aggregate Bond Index for Messrs. Harris, Sparks, Moore, Fitzpatrick, Hui, Mostafa and Ames as portfolio managers of Schroder Total Return Fixed Income Fund; and MSCI World Index (net of dividends reinvested) for Messrs. Abercrombie, Corris, Langford, and Larkman as portfolio managers of the Global Series Funds. For Messrs. Blanning, Besaccia, Brown, and Guezour as portfolio managers for Schroder Absolute Return EMD and Currency Fund, performance is measured based on the Fund achieving a gross annualized 10% return with no negative performance during the previous 12-month period.

Ownership of Securities.

As of October 31, 2011, none of the portfolio managers beneficially owned securities of the Fund or Funds that they manage, except as follows: for Schroder Total Return Fixed Income Fund — Mr. Fitzpatrick beneficially owned between $100,001 - $500,000 of securities, Mr. Harris beneficially owned between $50,001 - $100,000 of securities, and Mr. Sparks beneficially owned between $10,001 and $50,000 of securities; and for each of Schroder U.S. Opportunities Fund and Schroder U.S. Small and Mid Cap Opportunities Fund — Ms. Jones beneficially owned between $50,001-$100,000 of securities.

Certain portfolio managers are not residents of the United States.  It is not necessarily advantageous in light of tax and other considerations for non-U.S. residents to invest in U.S.-registered mutual funds.

MANAGEMENT CONTRACTS/INVESTMENT ADVISORY AGREEMENTS

Management Contract/Investment Advisory Agreement.  Under a Management Contract or Investment Advisory Agreement, as applicable, between each Trust, on behalf of its Funds, and Schroders, Schroders, at its expense, provides each Fund with investment advisory services and advises and assists the officers of each Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees regarding the conduct of business of the Trust and the Funds.  With respect to Schroder Emerging Market Equity Fund, Schroder International Multi-Cap Value Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Absolute Return EMD and Currency Fund, and the Global Series Funds, Schroders, at its expense, provides each such Fund with management and administrative services necessary for the operation of the Fund, including preparation of shareholder reports and communications, regulatory compliance, such as reports to and filings with the SEC and state securities commissions, and general supervision of the operation of the Fund, including coordination of the services performed by the Fund’s administrator or sub-administrator, transfer agent, custodian, independent auditors, legal counsel and others.

Under the Management Contract or Investment Advisory Agreement, as applicable, Schroders is required to continuously furnish each Fund with an investment program consistent with the investment objective and policies of the Fund, and to determine, for the Fund, what securities shall be purchased, what securities shall be held or sold, and what portion of the Fund’s assets shall be held uninvested, subject always to the provisions of the Trust’s Declaration of Trust or Trust Instrument, as applicable, and by-laws, and of the Investment Company Act, and to the Fund’s investment objective, policies, and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish.

As compensation for services provided to the Funds pursuant to the Management Contract or Investment Advisory Agreement, as applicable, Schroders is entitled to receive from each Trust a fee, computed and paid quarterly, at the following annual rate (based on each Fund’s average daily net assets):  Schroder Emerging Market Equity Fund — 1.00%; Schroder International Alpha Fund — 0.975%; Schroder International Multi-Cap Value Fund — 1.00%; Schroder North American Equity Fund — 0.25%; Schroder U.S. Opportunities Fund —1.00%;  Schroder U.S. Small and Mid Cap Opportunities Fund — 1.00%; Schroder Total Return Fixed Income Fund — 0.25%; Schroder Global Quality Value Fund — 0.55%; Schroder Global Quality Fund — 0.55%; and Schroder Absolute Return EMD and Currency Fund — 0.90%.

In order to limit the expenses of the Investor Shares and Advisor Shares of certain Funds and the Institutional Shares and Institutional Service Shares of each Global Series Fund, the Funds’ adviser has contractually agreed through February 28, 2013 for Schroder U.S. Opportunities Fund, Schroder Total Return Fixed Income Fund, Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Absolute Return EMD and Currency Fund, and through February 28, 2014 for each Global Series Fund to pay or reimburse the applicable Fund for expenses to the extent that the Total Annual Fund Operating Expenses of a Fund (other than Acquired Fund Fees and Expenses, interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) allocable to each Fund’s Investor Shares exceed the following annual rates (based on the average daily net assets attributable to each Fund’s Investor Shares): Schroder Emerging Market Equity Fund: 1.25%; Schroder International Alpha Fund: 0.95%; Schroder International Multi-Cap Value Fund: 0.95%; Schroder U.S. Opportunities Fund: 1.70%; Schroder U.S. Small and Mid Cap Opportunities Fund: 1.05%; Schroder Total Return Fixed Income Fund: 0.40%; and Schroder Absolute Return EMD and Currency Fund: 1.15%; to the extent that the Total Annual Fund Operating Expenses of a Fund (other than Acquired Fund Fees and Expenses, interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) allocable to each Fund’s Advisor Shares exceed the following annual rates (based on the average daily net assets attributable to each Fund’s Advisor Shares):  Schroder Emerging Market Equity Fund: 1.50%; Schroder International Alpha Fund: 1.30%; Schroder International Multi-Cap Value Fund: 1.30%; Schroder U.S. Opportunities Fund: 1.95%; Schroder U.S. Small and Mid Cap Opportunities Fund: 1.30%; Schroder Total Return Fixed Income Fund: 0.65%; and Schroder Absolute Return EMD and Currency Fund: 1.40%; to the extent that the Total Annual Fund Operating Expenses of a Global Series Fund (other than Acquired Fund Fees and Expenses, interest, taxes, extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses, and, in respect of Institutional Services Shares, fees under the Shareholder Service Plan) allocable to each class of the Global Series Fund’s shares exceed the annual rate (based on the average daily net assets attributable to such class of shares of the Global Series Fund) of 0.70%.  The expense limitations for the Funds may only be terminated during their term by the Board of Trustees.

Schroders makes available to each Trust, without additional expense to the Trust, the services of such of its directors, officers, and employees as may duly be elected Trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law.  Schroders pays the compensation and expenses of officers and executive employees of the Trusts.  Schroders also provides investment advisory research and statistical facilities and all clerical services relating to such research, statistical, and investment work.  Schroders pays the Trusts’ office rent.

Under the Management Contract or Investment Advisory Agreement, as applicable, each Trust is responsible for all its other expenses, which may include clerical salaries not related to investment activities; fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; payment for portfolio pricing services to a pricing agent, if any; legal expenses; auditing expenses; accounting expenses; payments under any distribution plan; shareholder servicing payments;

taxes and governmental fees; fees and expenses of the transfer agent and investor servicing agent of the Trust; the cost of preparing share certificates or any other expenses, including clerical expenses, incurred in connection with the issue, sale, underwriting, redemption, or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Trust who are not affiliated with Schroders; the cost of preparing and distributing reports and notices to shareholders; public and investor relations expenses; and fees and disbursements of custodians of each Fund’s assets.  Each Trust is also responsible for its expenses incurred in connection with litigation, proceedings, and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

The Management Contract or Investment Advisory Agreement, as applicable, provides that Schroders shall not be subject to any liability to a Trust or to any shareholder for any act or omission in connection with rendering services to that Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

The Management Contract may be terminated as to a Fund without penalty by vote of the Trustees, by the shareholders of that Fund, or by Schroders, on 60 days’ written notice.  The Management Contract or Investment Advisory Agreement, as applicable, also terminates without payment of any penalty in the event of its assignment.  In addition, the Management Contract or Investment Advisory Agreement, as applicable, may be amended only by a vote of the shareholders of the relevant Fund and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees who are not “interested persons” of Schroders.  The Management Contract or Investment Advisory Agreement, as applicable, provides that it will continue in effect from year to year (after an initial two-year period) only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders of the relevant Fund, and, in either case, by a majority of the Trustees who are not “interested persons” of Schroders.  In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” (as defined above in “Investment Restrictions”).

Recent Management/Investment Advisory Fees.  The following table sets forth the management/investment advisory fees paid by each Fund during the fiscal years ended October 31, 2011, October 31, 2010 and October 31, 2009.  The fees listed in this table reflect reductions pursuant to expense limitations in effect during such periods.

Fund	Investment Advisory Fees Paid for Fiscal Year Ended 10/31/11	Investment Advisory Fees Paid for Fiscal Year Ended 10/31/10		Investment Advisory Fees Paid for Fiscal Year Ended 10/31/09
Schroder Emerging Market Equity Fund	$2,608,745		$1,014,623		$0
Schroder Global Quality Fund	$0	$	N/A	$	N/A
Schroder International Alpha Fund*	$463,283		$270,993		$175,276
Schroder International Multi-Cap Value Fund	$0		$0		$0
Schroder North American Equity Fund	$1,212,807		$1,015,804		$925,641
Schroder U.S. Opportunities Fund**	$1,768,780		$1,742,399		$1,542,310
Schroder U.S. Small and Mid Cap Opportunities Fund	$1,701,154		$379,513		$0
Schroder Total Return Fixed Income Fund	$0		$62,061		$0

* Effective April 1, 2006, Schroder International Alpha Fund pays a combined advisory and administrative fee to Schroders.

** Effective May 1, 2006, Schroder U.S. Opportunities Fund pays a combined advisory and administrative fee to Schroders.

Waived Fees.  For the periods shown above, a portion of the advisory fees payable to Schroders was waived in the following amounts pursuant to expense limitations and/or fee waivers observed by Schroders for the Funds during such periods.

Fund	Fees Waived During Fiscal Year Ended 10/31/11	Fees Waived During Fiscal Year Ended 10/31/10		Fees Waived During Fiscal Year Ended 10/31/09
Schroder Emerging Market Equity Fund	$246,172		$428,662		$325,385
Schroder Global Quality Fund	$305,119	$	N/A	$	N/A
Schroder International Alpha Fund	$238,495		$267,379		$272,731
Schroder International Multi-Cap Value Fund	$398,139		$390,250		$361,706
Schroder U.S. Small and Mid Cap Opportunities Fund	$439,203		$347,625		$270,727
Schroder Total Return Fixed Income Fund	$282,934		$370,350		$352,642

Subadvisory Agreements.

The Board of Trustees of Schroder Capital Funds (Delaware) has approved an arrangement whereby Schroders would retain SIMNA Ltd. to serve as sub-adviser to Schroder International Alpha Fund.  In connection therewith, the Board of Trustees of Schroder Capital Funds (Delaware) approved an Investment Subadvisory Agreement between Schroders, SIMNA Ltd. and the Trust on behalf of Schroder International Alpha Fund (a “Subadvisory Agreement”).  This Agreement went into effect on April 1, 1994.

The Board of Trustees of Schroder Series Trust has approved separate arrangements whereby Schroders would retain SIMNA Ltd. to serve as sub-adviser to Schroder Emerging Market Equity Fund, Schroder International Multi-Cap Value Fund, and Schroder Absolute Return EMD and Currency Fund.  In connection therewith, the Board of Trustees of Schroder Series Trust approved an Investment Subadvisory Agreement between Schroders, SIMNA Ltd. and the Trust on behalf of Schroder Emerging Market Equity Fund; an Investment Subadvisory Agreement between Schroders, SIMNA Ltd. and the Trust on behalf of Schroder International Multi-Cap Value Fund; and an Investment Subadvisory Agreement between Schroders, SIMNA Ltd. and the Trust on behalf of Schroder Absolute Return EMD and Currency Fund (each, a “Subadvisory Agreement”).  The agreement with Schroder Emerging Market Equity Fund went into effect on March 31, 2006; the agreement with Schroder International Multi-Cap Value Fund went into effect on August 29, 2006; and the agreement with Schroder Absolute Return EMD and Currency Fund went into effect on December 6, 2011.

The Board of Trustees of Schroder Global Series Trust has approved an arrangement whereby Schroders would retain SIMNA Ltd. to serve as sub-adviser to Schroder North American Equity Fund and the Global Series Funds.  In connection therewith, the Board of Trustees of Schroder Global Series Trust re-approved an Investment Subadvisory Agreement between Schroders, SIMNA Ltd. and the Trust on behalf of Schroder North American Equity Fund (a “Subadvisory Agreement”) on June 13, 2006.  The Board of Trustees of Schroder Global Series Trust approved an Investment Subadvisory Agreement between Schroders, SIMNA Ltd. and the Trust on behalf of the Global Series Funds (a “Subadvisory Agreement”) on June 8, 2010.

Under the Subadvisory Agreements, subject to the oversight of the Trustees and the direction and control of Schroders, SIMNA Ltd. is required to provide on behalf of the relevant Fund the portfolio management services required of Schroders under the relevant Fund’s Management Contract or Investment Advisory Agreement, as applicable.  Accordingly, SIMNA Ltd. will be required to regularly provide each such Fund with investment research, advice, and supervision and furnish continuously investment programs consistent with the investment objectives and policies of the Fund, and determine, what securities shall be purchased, what securities shall be held or sold, and what portion of the Fund’s assets shall be held uninvested, subject always to the provisions of the Trust’s Declaration of Trust or Trust Instrument, as applicable, and By-laws, and of the Investment Company Act, and to the Fund’s investment objectives, policies, and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish.

Prior to June 30, 2012, for the services to be rendered by SIMNA Ltd., Schroders (and not the Trusts or the Funds) paid to SIMNA Ltd. a monthly fee in an amount equal to fifty percent (50%) of all fees actually paid by the relevant Fund to Schroders for such month under the Management Contract, or Investment Advisory Agreement, as applicable, provided that SIMNA Ltd.’s fee for any period will be reduced such that SIMNA Ltd. will bear fifty percent (50%) of any voluntary fee waiver observed or expense reimbursement borne by Schroders with respect to the Fund for such period.

Beginning on June 30, 2012, for the services to be rendered by SIMNA Ltd., Schroders (and not the Trusts or the Funds) will pay to SIMNA Ltd. a monthly fee in an amount equal to the applicable percentage set forth in the table below of all fees actually paid by the relevant Fund to Schroders for such month under the Management Contract, or Investment Advisory Agreement, as applicable; provided that SIMNA Ltd.’s fee for any period will be reduced such that SIMNA Ltd. will bear a comparable percentage of any voluntary fee waiver observed or expense reimbursement borne by Schroders with respect to the Fund for such period.

Fund	Percentage of Fees Paid to SIMNA Ltd.
Schroder Emerging Market Equity Fund	41%
Schroder Global Quality Fund	53%
Schroder Global Value Fund	53%
Schroder International Alpha Fund	51%
Schroder International Multi-Cap Value Fund	51%
Schroder North American Equity Fund	53%
Schroder Absolute Return EMD and Currency Fund	51%

Each Subadvisory Agreement provides that SIMNA Ltd. shall not be subject to any liability to the relevant Trust or Schroders for any mistake of judgment or in any event whatsoever in connection with rendering service to the Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

The Subadvisory Agreement relating to the relevant Fund may be terminated with respect to the Fund without penalty (i) by vote of the Trustees or by vote of a majority of the outstanding voting securities (as defined above) of the Fund on 60 days’ written notice to SIMNA Ltd., (ii) by Schroders on 60 days’ written notice to SIMNA Ltd. or (iii) by SIMNA Ltd. on 60 days’ written notice to Schroders and the relevant Trust.  Each Subadvisory Agreement will also terminate without payment of any penalty in the event of its assignment.  Each Subadvisory Agreement may be amended only by written agreement of all parties thereto and otherwise in accordance with the Investment Company Act.

Recent Subadvisory Fees.  For the fiscal years ended October 31, 2011, October 31, 2010 and October 31, 2009, pursuant to the Subadvisory Agreement on behalf of Schroder North American Equity Fund, Schroders paid a fee of $705,399, $498,686 and $425,795, respectively, to SIMNA Ltd.  For the fiscal years ended October 31, 2011, October 31, 2010 and October 31, 2009, pursuant to a Subadvisory Agreement on behalf of Schroder Emerging Market Equity Fund, Schroders paid $692,102, $381,604 and $14,602, respectively, to SIMNA Ltd.  For the fiscal years ended October 31, 2011, October 31, 2010 and October 31, 2009, pursuant to a Subadvisory Agreement on behalf of Schroder International Alpha Fund, Schroders paid a fee of $291,360, $118,203 and $80,830, respectively, to SIMNA Ltd.  For the fiscal years ended October 31, 2011, October 31, 2010 and October 31, 2009, Schroders did not pay a subadvisory fee for the Schroder International Multi-Cap Value Fund under its Subadvisory Agreement. For the fiscal year ended October 31, 2011, Schroders did not pay a subadvisory fee for Schroder Global Quality Fund under its Subadvisory Agreement.

ADMINISTRATIVE SERVICES

Schroder Capital Funds (Delaware)

Effective April 1, 2006, the Trust, on behalf of Schroder International Alpha Fund, pays a combined advisory and administrative fee to Schroders at the annual rate (based on the average daily net assets of the Fund) of 0.975%, pursuant to the Investment Advisory Agreement, and Schroders acts as administrator to the Fund.  Effective May 1, 2006, the Trust, on behalf of Schroder U.S. Opportunities Fund, pays a combined advisory and administrative fee to Schroders at the annual rate (based on the average daily net assets of the Fund) of 1.00%, pursuant to the Investment Advisory Agreement, and Schroders acts as administrator to the Fund.

The Trust has entered into a sub-administration and accounting agreement with SEI Investments Global Funds Services (“SEI”). Under that agreement, as amended to the date hereof, the Trust pays fees to SEI, subject to certain minimums, based on the aggregate average daily net assets of the Funds of the Trust, the Funds of Schroder Series Trust and Schroder Global Quality Fund, a series of Schroder Global Series Trust, according to the following annual rates: 0.0875% on the first $2 billion of such assets, 0.07% on the next $1 billion of such assets, 0.06% on the next $2 billion of such assets, and 0.05% on assets in excess of $5 billion. Each applicable Fund pays its pro rata portion of such expenses. Prior to November 1, 2010, all of the Funds of the Trust paid fees to SEI, subject to certain minimums, based on the aggregate average daily net assets of the applicable Funds, according to the following annual rates: 0.095% on the first $1 billion of such assets, 0.085% on the next $1 billion of such assets, 0.07% on the next $1 billion of such assets, 0.06% on the next $2 billion and 0.05% on assets in excess of $5 billion. Each Fund paid its pro rata portion of such expenses. The sub-administration and accounting agreement is terminable with respect to the Funds without penalty at the end of the initial term (currently October 31, 2012), or thereafter at any time, upon six months prior written notice. The sub-administration and accounting agreement is terminable by either party in the case of a material breach.

Recent Administrative Fees.  During the three most recent fiscal years, the Funds paid the following fees to SEI pursuant to the administration agreements in place during such periods.  The fees listed in the following table reflect reductions pursuant to fee waivers and/or expense limitations in effect during such periods.

Fund	Administration Fees Paid for Fiscal Year Ended 10/31/11	Administration Fees Paid for Fiscal Year Ended 10/31/10	Administration Fees Paid for Fiscal Year Ended 10/31/09
Schroder International Alpha Fund	$62,981	$58,205	$60,038

Schroder U.S. Opportunities Fund	$154,771	$183,798	$197,211

Schroder Series Trust

The Trust, on behalf of the Funds, has entered into an administration and accounting agreement with SEI, under which SEI provides administrative services necessary for the operation of each Fund, including recordkeeping, preparation of shareholder communications, assistance with regulatory compliance (such as reports to and filings with the SEC and state securities commissions), preparation and filing of tax returns, preparation of the Trust’s periodic financial reports, and certain other fund accounting services. Under that agreement, as amended to the date hereof, the Trust pays fees to SEI, subject to certain minimums, based on the aggregate average daily net assets of the Funds of the Trust, the Funds of Schroder Capital Funds (Delaware) and Schroder Global Quality Fund, a series of Schroder Global Series Trust, according to the following annual rates: 0.0875% on the first $2 billion of such assets, 0.07% on the next $1 billion of such assets, 0.06% on the next $2 billion of such assets, and 0.05% on assets in excess of $5 billion. Each applicable Fund pays its pro rata portion of such expenses.  Prior to November 1, 2010, all of the Funds of the Trust (except Schroder Absolute Return EMD and Currency Fund) paid fees to SEI, subject to certain minimums, based on the aggregate average daily net assets of the applicable Funds, according to the following annual rates: 0.095% on the first $1 billion of such assets, 0.085% on the next $1 billion of such assets, 0.07% on the next $1 billion of such assets, 0.06% on the next $2 billion, and 0.05% on assets in excess of $5 billion.  Each Fund paid its pro rata portion of such expenses. The administration and accounting agreement is terminable with respect to the Funds without penalty at the end of the initial term (currently October 31, 2012), or thereafter at any time, upon six months prior written notice. The administration and accounting agreement is terminable by either party in the case of a material breach.

Recent Administrative Fees.  For the last three fiscal years the Funds paid the following administration and accounting fees to SEI.  The fees listed in the following table reflect reductions pursuant to fee waivers and/or expense limitations in effect during such periods.

Fund	Administration Fees Paid for Fiscal Year Ended 10/31/11	Administration Fees Paid for Fiscal Year Ended 10/31/10	Administration Fees Paid for Fiscal Year Ended 10/31/09
Schroder Emerging Market Equity Fund	$249,805	$146,538	$33,453
Schroder International Multi-Cap Value Fund	$14,153	$12,012	$10,796
Schroder U.S. Small and Mid Cap Opportunities Fund	$187,284	$74,733	$29,337
Schroder Total Return Fixed Income Fund	$87,212	$182,641	$147,204

Schroder Global Series Trust

On behalf of Schroder North American Equity Fund, the Trust has entered into an administration agreement with SFA, under which SFA provides management and administrative services necessary for the operation of the Fund, including: (1) preparation of shareholder reports and communications; (2) regulatory compliance, such as reports to and filings with the SEC and state securities commissions; and (3) general supervision of the operation of the Fund, including coordination of the services performed by its investment adviser, transfer agent, custodian, independent accountants, legal counsel and others.  SFA is a wholly-owned subsidiary of Schroders and is a registered broker-dealer organized to act as administrator and distributor of mutual funds.  The administration agreement is terminable with respect to the Fund without penalty, at any time, by the Trustees upon 60 days’ written notice to SFA or by SFA upon 60 days’ written notice to the Trust.  For its services, SFA receives no compensation.

Pursuant to a sub-administration and accounting agreement effective January 28, 2005, as amended to the date hereof, SEI serves as sub-administrator to the Funds.  Under that agreement, the Trust, on behalf of Schroder Global Quality Fund, pays fees to SEI, subject to certain minimums, based on the aggregate average daily net assets of Schroder Global Quality Fund and all the Funds that are series of Schroder Capital Funds (Delaware) and Schroder Series Trust, according to the following annual rates: 0.0875% on the first $2 billion of such assets, 0.07% on the next $1 billion of such assets, 0.06% on the next $2 billion of such assets, and 0.05% on assets in excess of $5 billion. Each applicable Fund pays its pro rata portion of such expenses. With respect to Schroder North American Equity Fund, the Trust pays SEI a fee, computed and paid monthly, at an annual rate of 0.013% of the Fund’s average daily net assets up to $1 billion and 0.005% of Schroder North American Equity Fund’s average daily net assets over $1 billion. The sub-administration and accounting agreement is terminable with respect to the Funds without penalty at the end of the initial term (currently October 31, 2012), or thereafter at any time, upon six months prior written notice.  The sub-administration and accounting agreement is terminable by either party in the case of a material breach.

Recent Administration Fees.  For the fiscal years ended October 31, 2011, October 31, 2010 and October 31, 2009, Schroder North American Equity Fund paid sub-administration and accounting fees of $63,070, $57,498, $48,134, respectively.  For the fiscal year ended October 31, 2011, Schroder Global Quality Fund paid sub-administration and accounting fees of $38,157.

DISTRIBUTOR; DISTRIBUTION PLAN

Pursuant to a Distribution Agreement with each Trust, SFA (the “Distributor”), 875 Third Avenue, 22nd Floor, New York, New York 10022, serves as the distributor for each Trust’s continually offered shares.  The Distributor pays all of its own expenses in performing its obligations under the Distribution Agreement.  The Distributor is not obligated to sell any specific amount of shares of any Fund.  Please see “Schroders and its Affiliates” for ownership information regarding the Distributor.

Distribution plan for Advisor Shares. Each Fund that offers Advisor Shares has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act that allows the Fund to compensate the Distributor in connection with the distribution of the Fund’s Advisor Shares. Under the Plan, a Fund may make payments based on the average daily net assets attributable to its Advisor Shares, taken separately, at the annual rate of up to 0.25% (0.35% for Schroder North American Equity Fund).  Because the fees are paid out of a Fund’s assets attributable to its Advisor Shares on an ongoing basis, over time these fees will increase the cost of an investment in Advisor Shares of the relevant Fund and may cost an investor more than paying other types of sales charges.

The Distribution Plan is a compensation plan. The various costs and expenses that may be paid or reimbursed by amounts paid under the Distribution Plan include advertising expenses, costs of printing prospectuses and other materials to be given or sent to prospective investors, expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses in connection with the distribution of Advisor Shares, payments to broker-dealers who advise shareholders regarding the purchase, sale, or retention of Advisor Shares and payments to banks, trust companies, broker-dealers (other than the Distributor), or other financial organizations.

The Distribution Plan may benefit the applicable Funds by increasing sales of Advisor Shares and reducing redemptions of these shares, resulting potentially, for example, in economies of scale and more predictable flows of cash into and out of the Fund. Because 12b-1 fees are paid out of the Funds’ assets, shareholders share the expense; however, because shareholders hold their shares through varying arrangements (for example, directly or through financial intermediaries), they may not share equally in the benefits of the Distribution Plan.

The Distribution Plan may not be amended to increase materially the amount of payments permitted thereunder without the approval of a majority of the outstanding Advisor Shares of the affected Fund. Any other material amendment to the Distribution Plan must be approved both by a majority of the Trustees and a majority of those Trustees (“Qualified Trustees”) who are not “interested persons” (as defined in the Investment Company Act) of the relevant Trust, and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreement, by vote cast in person at a meeting called for the purpose. The Distribution Plan will continue in effect for successive one-year periods provided each such continuance is approved by a majority of the Trustees and the Qualified Trustees by vote cast in person at a meeting called for the purpose. The Distribution Plan may be terminated at any time as to the Advisor Shares of any Fund by vote of a majority of the Qualified Trustees or by vote of a majority of the Fund’s outstanding Advisor Shares.

Broker-dealers with which SFA has entered into selling agreements may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to such customers by each individual broker-dealer.

During the fiscal periods ended October 31, 2011, October 31, 2010, and October 31, 2009, certain Funds (in respect of their Advisor Shares) paid fees under the Distribution Plans in the following amounts:

	Fiscal Year Ended October 31, 2011	Fiscal Year Ended October 31, 2010	Fiscal Year Ended October 31, 2009
Schroder Emerging Market Equity Fund	$221,043	$163,968	$8,408
Schroder International Alpha Fund	$60,511	$87,578	$77,311
Schroder International Multi-Cap Value Fund	$9,742	$3,941	$2,233
Schroder North American Equity Fund	$619	$512	$345
Schroder U.S. Opportunities Fund	$7,738	$7,076	$6,093
Schroder U.S. Small and Mid Cap Opportunities Fund	$23,746	$15,715	$3,148
Schroder Total Return Fixed Income Fund	$6,982	$14,129	$13,158

SHAREHOLDER SERVICE PLAN

Each Global Series Fund has adopted an Amended and Restated Shareholder Service Plan (the “Shareholder Service Plan”) with respect to its Institutional Service Shares, pursuant to which each Fund pays Schroders, SFA, or such other entity as shall from time to time act as the shareholder servicer of Institutional Service Shares (each, a “Shareholder Servicer”), a service fee at an annual rate of up to 0.10% of the average daily net assets attributable to its Institutional Service Shares. Under the Shareholder Service Plan, the Shareholder Servicer will in turn enter into agreements with certain financial intermediaries through which investors invest in Institutional Service Shares of the Funds, to pay such financial intermediaries for providing shareholder account and maintenance services and other shareholder services generally.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Selection of Brokers.  Schroders, in selecting brokers to effect transactions on behalf of the Funds, seeks to obtain the best execution available.

Allocation.  Schroders may deem the purchase or sale of a security to be in the best interests of a Fund as well as other clients of Schroders.  In such cases, Schroders may, but is under no obligation to, aggregate all such transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.

Brokerage and Research Services.  Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Trust of negotiated brokerage commissions.  Schroders may determine to pay a particular broker varying commissions according to such factors as the difficulty and size of the transaction.  Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States, and therefore certain portfolio transaction costs may be higher than the costs for similar transactions executed on U.S. securities exchanges.  There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up.  In underwritten offerings, the price paid by a Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

Schroders places all orders for the purchase and sale of portfolio securities and buys and sells securities through a substantial number of brokers and dealers.  In so doing, it uses its best efforts to obtain the best execution available.  In seeking the best price and execution, Schroders considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction (taking into account market prices and trends), the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from several broker-dealers that execute portfolio transactions for the clients of such advisers.  Consistent with this practice, Schroders receives research, statistical, and quotation services from many broker-dealers with which it places the Funds’ portfolio transactions.  These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities.  Some of these services are of value to Schroders and its affiliates in advising various of their clients (including the Trusts), although not all of these services are necessarily useful and of value in managing each of the Funds.  The investment advisory fee paid by each of the Funds is not reduced because Schroders and its affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), and by the Management Contract or Investment Advisory Agreement, as applicable, Schroders may cause the Funds to pay a broker that provides brokerage and research services to Schroders an amount of disclosed commission for effecting a securities transaction for a Fund in excess of the commission that another broker would have charged for effecting that transaction.  Schroders’ authority of each Trust to cause a Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

SIMNA Ltd., in its capacity as sub-adviser to Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder North American Equity Fund, the Global Series Funds, and Schroder Absolute Return EMD and Currency Fund, observes substantially the same allocation and brokerage and research policies and practices as those observed by Schroders described above.

The following tables show the aggregate brokerage commissions paid for the fiscal years ended October 31, 2011, October 31, 2010, and October 31, 2009 with respect to each Fund that incurred brokerage costs.

Fund	Brokerage Commissions Paid During Fiscal Year Ended 10/31/11*	Brokerage Commissions Paid During Fiscal Year Ended 10/31/10*		Brokerage Commissions Paid During Fiscal Year Ended 10/31/09*
Schroder Emerging Market Equity Fund	$670,966		$483,209	$94,580
Schroder Global Quality Fund	$72,620	$	N/A	N/A
Schroder International Alpha Fund	$189,007		$161,085	$133,329
Schroder International Multi-Cap Value Fund	$21,113		$9,562	$10,633
Schroder North American Equity Fund	$223,050		$242,260	$200,263
Schroder U.S. Opportunities Fund	$621,450		$424,994	$572,886
Schroder U.S. Small and Mid Cap Opportunities Fund	$606,916		$318,609	$89,255
Schroder Total Return Fixed Income Fund	$7,753		$8,753	$5,376

*  Any materially significant difference between the amount of brokerage commissions paid by a Fund during the most recent fiscal year and the amount of brokerage commissions paid by that Fund for either of the two previous fiscal years is due to a significant decrease (or increase) in the size of the Fund and/or the volatility of the relevant market for the Fund.

The following table shows the aggregate amount of brokerage commissions paid to firms that provided research services in the fiscal year ended October 31, 2011. The provision of research services to Schroders and its affiliates was not necessarily a factor in the placement of fund transactions with these firms.

Fund	Total Commissions Paid with Respect to Such Transactions	Commissions Paid for Research Services with Respect to Such Transactions
Schroder Emerging Market Equity Fund	$670,966	$260,235
Schroder Global Quality Fund	$68,183	$3,238
Schroder International Alpha Fund	$189,007	$98,943
Schroder International Multi-Cap Value Fund	$20,804	$822
Schroder North American Equity Fund	$206,608	$7,014
Schroder U.S. Opportunities Fund	$621,449	$412,370
Schroder U.S. Small and Mid Cap Opportunities Fund	$606,879	$433,408

Other Practices. Schroders and its affiliates also manage private investment companies (“hedge funds”) that are marketed to, among others, existing Schroders clients.  These hedge funds may invest in the same securities as those invested in by the Funds.  The hedge funds’ trading methodologies are generally different than those of the Funds and usually include short selling and the aggressive use of leverage.  At times, the hedge funds may be selling short securities held long in a Fund.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of shares of each of the Funds is determined daily as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading.

Securities for which market quotations are readily available are valued at current market value in accordance with the Trust’s valuation procedures. Securities for which current market quotations are not readily available, or for which Schroders believes the market value is unreliable (including, for example, certain foreign securities, thinly-traded securities, IPOs, or securities whose values may have been affected by a particular event), are valued at their fair values pursuant to procedures adopted by the Board of Trustees of each Trust, which are summarized below.  It is possible that fair value prices will be used by a Fund to a significant extent.  The value determined for an investment using the Funds’ fair value guidelines may differ from recent market prices for the investment.

Equity securities traded on a securities exchange for which last sales information is regularly reported are valued at the last reported sale price on the exchange that day or, in the absence of sales that day, at the mean between the closing bid and asked prices (the mean between the bid and asked prices, the “mid-market price”) or, if none, the last sale price on the preceding trading day. (Where the securities are traded on more than one exchange, they are valued based on trading on the exchange where the security is principally traded.) Securities purchased in an initial public offering and that have not commenced trading in a secondary market are valued at cost. In the case of securities traded primarily on the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), the NASDAQ Official Closing Price will, if available, be used to value such securities as such price is reported by NASDAQ to market data vendors.  If the NASDAQ Official Closing Price is not available, such securities will be valued as described above for exchange-traded securities.

Market quotations are not readily available for many bonds (excluding most U.S. Treasury securities), certain preferred stocks, tax-exempt securities and certain foreign securities.  Such securities are valued at fair value, generally on the basis of valuations furnished by pricing services, which determine valuations based on a variety of factors, including, for example, the mid-market price supplied by brokers or dealers or matrix pricing, a method of valuing securities by reference to the values of other securities with similar characteristics, such as rating, interest rate and/or maturity, or such other measures by Schroders or estimates of value as Schroders might consider appropriate in accordance with procedures adopted by each Board of Trustees.  Below investment grade debt instruments (“high yield debt”) and emerging markets debt instruments will generally be valued at prices furnished by pricing services typically based on the mid-market price supplied by brokers or dealers.  In the event that a price for such a debt security is not available on a pricing service, then a price for the securities will be sought from a dealer or dealers knowledgeable in the security, subject to the fair value determination procedures set forth in the Trust’s valuation procedures.  Short-term fixed income securities with remaining maturities of 60 days or less are valued at amortized cost, unless Schroders has reason to believe another valuation is more appropriate.

Unlisted equity securities for which market quotations are readily available generally are valued at the most recently reported mid-market price.  Options and futures contracts traded on a securities exchange or board of trade generally are valued at the last reported sales price or, in the absence of a sale, at the closing mid-market price.  Options and futures not traded on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the most recently reported mid-market price.  Swaps, including total return swaps, credit default swaps, and interest rate swaps, are marked-to-market daily.  Such valuations are primarily sought from independent pricing services; if a swap valuation cannot be obtained from a pricing service, Schroders may value the swap based on a bid from the Fund’s swap counterparty or using such other source or methodology as it may consider appropriate.  Options on indices or ETF shares are valued at the mid-market price reported as of the close of the Chicago Board of Options Exchange.  If such prices are not available, unlisted securities and derivatives are valued by Schroders at their fair values based on quotations from dealers, and if such quotations are not available, based on factors in the markets where such securities and derivatives trade, such as security and bond prices, interest rates, and currency exchange rates.

All other securities and other property are valued based on procedures adopted by the Board of Trustees of each Trust.

If a Fund’s assets are invested in one or more open-end investment management companies that are registered under the 1940 Act, the Fund’s NAV is calculated based upon the value of the securities held directly by the Fund and the net asset values of the registered open-end investment management companies in which the Fund invests, and the prospectuses for these companies explain the circumstances under which these companies will use fair value pricing.

The values of foreign currencies, foreign securities, and of forward foreign currency contracts whose values are calculated in a foreign currency are translated into U.S. dollars based on the mid-market price of such currencies against the U.S. dollar at the time when last quoted.  Fluctuations in the values of such currencies in relation to the U.S. dollar will affect the net asset value of the Fund’s shares even if there has not been any change in the values of such securities as quoted in such foreign currencies.

If any securities held by a Fund are restricted as to resale, Schroders will obtain a valuation based on the current bid for the restricted security from one or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security. If Schroders is unable to obtain a fair valuation for a restricted security from an independent dealer or other independent party, a fair value committee (comprised of officers of the Funds, portfolio managers of the applicable Fund named in the applicable Fund’s prospectus, and other responsible personnel of Schroders) shall determine the bid value of such security. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by a Trust in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts’ reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of a Fund’s shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange. If events materially affecting the value of such securities occur during such period, then the fair value committee of each Trust may consider whether it is appropriate to value these securities at their fair value.

Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, and the Global Series Funds use a third-party fair valuation vendor that provides a fair value for foreign securities held by the applicable Fund based on certain factors and methodologies applied by the vendor in the event that there is movement in specified U.S. market prices that exceeds a specific threshold established by the fair value committee, in consultation with the Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. The fair value committee also determines a “confidence interval” that will be used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the fair value committee is exceeded on a specific day, the Funds will typically value non-U.S. securities in their portfolios that exceed the applicable confidence interval based upon the fair values provided by the vendor.

The proceeds received by each Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of such Fund. The underlying assets of each Fund will be segregated on the Trusts’ books of account, and will be charged with the liabilities in respect of each Fund and with a share of the general liabilities of the Trusts. Each Fund’s assets will be further allocated among its constituent classes of shares on the Trusts’ books of account. Expenses with respect to any two or more funds or classes may be allocated in proportion to the net asset values of the respective funds or classes except where allocations of direct expenses can otherwise be fairly made to a specific fund or class. The net asset value of each share class of a Fund will generally differ from that of its other share classes, if any, due to the variance in dividends paid on each class of shares and differences in the expenses.

REDEMPTION OF SHARES

Schroder Emerging Market Equity Fund, Schroder Global Quality Fund, Schroder Global Value Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund each impose a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. These redemption fees are not sales charges (loads); they are paid directly to the applicable Fund.

To the extent that the redemption fee applies, the price you will receive when you redeem your shares of a Fund is the net asset value next determined after receipt of your redemption request in good order, minus the redemption fee.  For redemption requests sent by regular mail, there may be a delay between the time the request reaches the P.O. Box and the time of a Fund’s receipt of the request, which may affect the NAV at which the request is processed. The Funds permit exceptions to the redemption fee policy for the following transactions:

•                  to the extent the exception is requested by a financial intermediary and the intermediary agrees to administer the exception uniformly among similarly-affected clients, redemptions or exchanges by discretionary asset allocation or wrap programs (“wrap programs”) that are initiated by the sponsor of the program as part of a periodic rebalancing or that are the result of an extraordinary change in the management or operation of the wrap program leading to a revised investment model that is applied across all applicable accounts in the wrap program;

•                  to the extent the exception is requested by a financial intermediary and the intermediary agrees to administer the exception uniformly among similarly-affected clients, redemptions or exchanges by a wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan;

•                  to the extent the exception is requested by a financial intermediary and the intermediary agrees to administer the exception uniformly among similarly-affected clients, the following transactions in participant-directed retirement plans:

•                  where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, and loan repayments);

•                  redemptions made in connection with taking out a loan from the plan;

•                  redemptions in connection with death, disability, hardship withdrawals, or Qualified Domestic Relations Orders;

•                  redemptions made as part of a systematic withdrawal plan;

•                  redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan;

•                  redemptions made in connection with a participant’s termination of employment; and

•                  redemptions made as part of a periodic rebalancing under an asset allocation model.

•                  involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in a Fund;

•                  redemptions of shares acquired through the reinvestment of dividends or distributions paid by a Fund;

•                  redemptions and exchanges effected by other mutual funds or other commingled vehicles (funds of funds) that are sponsored by Schroders or its affiliates;

•                  redemptions and exchanges effected by unaffiliated funds of funds, when officers of Schroders or the Trusts have determined that the fund in question has in place an investment strategy, coupled with adequate policies and procedures, that limit the risk of market timing and frequent trading activity affecting the Funds;

•                  to the extent a Fund is used as a qualified default investment alternative under the Employee Retirement Income Security Act of 1974 for certain 401(k) plans; and

•                  otherwise as the officers of Schroders or the applicable Trust may determine is appropriate after consideration of the purpose of the transaction and the potential impact to the Funds.

The application of the redemption fee and exceptions may vary among intermediaries, and certain intermediaries may not apply the exceptions listed above.  If you purchase or sell fund shares through an intermediary, you should contact your intermediary for more information on whether the redemption fee will be applied to redemptions of your shares.

ARRANGEMENTS PERMITTING FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds have no arrangements with any person to permit frequent purchases and redemptions of the Funds’ shares.

TAXES

The following discussion of U.S. federal income tax consequences is based on the Code, existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI.  These authorities are subject to change by legislative or administrative action, possibly with retroactive effect.  The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Funds.  It does not address special tax rules applicable to certain classes of investors, such as IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies, financial institutions and investors making in-kind contributions to the Funds.  You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local, and, where applicable, foreign tax consequences of investing in the Funds.

Taxation of the Funds.  Each Fund has elected and intends each year to qualify and be treated as a RIC under Subchapter M of the Code.  In order to qualify for the special tax treatment accorded RICs and their shareholders, a Fund must, among other things, (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the close of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities limited in respect of any one issuer to a value not greater than 5% of the value of a Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the RIC.  However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (a)(i) above) will be treated as qualifying income.  In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirements under Code section 7704(c)(2).  In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of meeting the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.  Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment.  In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the diversification test in (b) above.

If a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including capital gain dividends, as defined below).

If a Fund were to fail to meet the income, diversification, or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary income.  Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of a Fund’s shares (as described below).  In addition, a Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain substantial distributions before requalifying as a RIC that is afforded special tax treatment.

If a Fund fails to distribute in a calendar year an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year (to the extent not treated as previously distributed for this purpose), the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.  For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year.  A dividend paid to shareholders by a Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year.  Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income.  Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term.  If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses.  This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period.  Further, because a Fund must apply post-2010 losses first against gains of the same character, the use of such losses may well result in larger distributions of short-term gains to shareholders (taxable to individual shareholders as ordinary income) than would have resulted under the regime applicable to pre-2011 losses.

See the Funds’ most recent annual shareholder reports for the Funds’ available capital loss carryovers as of the end of their most recently ended fiscal year.

Distributions.  For federal income tax purposes, distributions of investment income are generally taxed to shareholders as ordinary income.  Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated the gains, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund has held or is deemed to have held for more than one year and that are properly reported by a Fund as capital gain dividends will be taxable as long-term capital gains (“capital-gain dividends”).  Distributions from capital gains are generally made after applying any available capital loss carryovers. Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% to 15% rate brackets—for taxable years beginning before January 1, 2013.  These reduced rates will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise.  Distributions of gains from the sale of investments that a Fund owned or is deemed to have owned for one year or less will be taxable as ordinary income.

For taxable years beginning before January 1, 2013, distributions of investments reported by the Funds as derived from “qualified dividend income” will be taxed in the hands of the individuals at the rates applicable to long-term capital gain.  This provision will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares.  A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established security market in the United States) or (b) treated as a passive foreign investment company (as defined below).

In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as capital gain dividends) will be eligible to be treated as qualified dividend income.  For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss. Schroder Total Return Fixed Income Fund and Schroder Absolute Return EMD and Currency Fund do not expect a significant portion of their distributions to be derived from qualified dividend income.

In general, dividends of net investment income received by corporate shareholders of the Funds will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Funds from domestic corporations for the taxable year.  A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for fewer than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.  Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).  Schroder Total Return Fixed Income Fund and Schroder Absolute Return EMD and Currency Fund generally do not expect that a significant portion of their distributions will be eligible for the corporate dividends-received deduction.

Effective for taxable years beginning on or after January 1, 2013, Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules.  The details of the implementation of this tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance.  For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares.  Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities if temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Return of capital distributions.  If a Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in his or her shares, and thereafter as capital gain.  A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares.

Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment.  Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains.  Such realized income and gains may be required to be distributed even when a Fund’s net asset value also reflects unrealized losses.

Transactions in Fund shares.  The sale, exchange or redemption of Fund shares may give rise to a gain or loss.  In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months.  Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss.  However, any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain dividends received (or deemed received) by the shareholder with respect to the shares.  If a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will generally be disallowed if other shares of the same Fund are purchased, including by means of a dividend reinvestment, within 30 days before or after the disposition.  In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the redemption. sale, or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed, sold or exchanged.  See each Fund’s Prospectus for more information.

Shares purchased through tax-qualified plans.  Special tax rules apply to investments though defined contribution plans and other tax-qualified plans.  Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of such an investment on their particular tax situation.

Foreign currency transactions. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on the disposition of debt securities denominated in a foreign currency, foreign currency forward contracts and certain other foreign currency positions, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.  Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions.  Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the portion of distributions taxed to shareholders as ordinary income.  Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years..

As described under “Taxation of the Funds” above, at least 90% of a fund’s gross income for each taxable year must consist of certain types of qualifying income. The Code grants the Secretary of the Treasury the right to issue tax regulations that would exclude income and gains from direct investments in foreign currencies from treatment as qualifying income for purposes of the 90% gross income requirement in cases where the foreign currency gains are not directly related to the company’s principal business of investing in stocks or securities (or options or futures with respect to stocks or securities). In light of this grant of regulatory authority, there is no assurance that the Secretary will not issue regulations. Moreover, there is a remote possibility that such regulations may be applied retroactively. If a Fund were to fail to meet the gross income requirement, it could in some cases cure such failure by paying a fund-level tax. If a Fund could not or did not cure such failure, it could fail to qualify as a RIC in such year, and the Fund would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders) and other adverse consequences previously described.

Foreign investments.  With respect to investment income and gains received by a Fund from sources within foreign countries, such income and gains may be subject to foreign taxes that are withheld at the source, thereby reducing the yield on those investments.  Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes.

If more than 50% of a Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In the event that shareholders of a Fund are eligible to claim a tax credit or deduction, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. (Shareholders of Funds that do not hold sufficient foreign securities to meet the above threshold will not be entitled to claim a credit or deduction with respect to foreign taxes paid by those Funds).  A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, which may result in a shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Passive Foreign Investment Companies.  Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company.  This tax cannot be eliminated by making distributions to Fund shareholders.  However, a Fund may elect to avoid the imposition of that tax by electing to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company.  A Fund may also make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year.  Such gains and losses are treated as ordinary income and loss.  The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation.  Making either of these elections may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.  Dividends paid by PFICs are not eligible to be treated as qualified dividend income. If a Fund indirectly invests in PFICs by virtue of the Fund’s investment in other funds, it may not make such PFIC elections; rather, the underlying funds directly investing in the PFICs would decide whether to make such elections. Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances. As noted earlier, dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Derivative transactions.  If a Fund engages in derivative transactions, including transactions in options, forward or futures contracts, straddles, swaps, or other similar transactions, including for hedging purposes, it will be subject to special tax rules (including notional principal contracts, constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gain into short-term capital gain, or convert short-term capital losses into long-term capital losses.  These rules could therefore affect the amount, timing and character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any).  If there are differences between a Fund’s book income and the sum of its taxable income and net tax-exempt income (if any), the Fund may be required to distribute amounts in excess of its book income or a portion of Fund distributions may be treated as a return of capital to shareholders.  If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.  If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment.

The tax treatment of certain contracts (including regulated futures contracts) entered into by a Fund and non-equity options written or purchased by a Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities) will be governed by section 1256 of the Code (“section 1256 contracts”).  Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character.  Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

Master Limited Partnerships.  MLPs, if any, in which a Fund invests may qualify as “qualified publicly traded partnerships” (“QPTPs”).  In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement described earlier for RIC qualification.  If, however, such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to a Fund for purposes of the 90% gross income requirement and thus could bear on the Fund’s ability to qualify as a RIC for a particular year.  In addition, the diversification requirement described above for RIC qualification will limit a Fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the Fund’s total assets as of the close of each quarter of the Fund’s taxable year.  To the extent an MLP is a regular (non-QPTP) partnership, the MLP’s income and gains allocated to a Fund will constitute qualifying income to the Fund for purposes of the 90% gross income requirement only to the extent such items of income and gain would be qualifying income if earned directly by the Fund.  Thus, all or a portion of any income and gains from a Fund’s investment in an MLP that is a regular (non-QPTP) partnership could constitute non-qualifying income to the Fund for purposes of the 90% gross income requirement.  In such cases, a Fund’s investments in such entities could bear on or be limited by its intention to qualify as a RIC.

To the extent an MLP is a partnership (whether or not a QPTP), some amounts received by a Fund with respect to an investment in such MLP will likely be treated as a return of capital for U.S. federal income tax purposes because of accelerated deductions available with respect to the activities of the MLP.  If the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes.  Further, because of these accelerated deductions, the Fund will likely realize taxable income in excess of economic gain with respect to interests in such an MLP on the disposition of such interests (or if the Fund does not dispose of the MLP interest, the Fund will likely realize taxable income in excess of cash flow with respect to the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied its distribution requirements. Under these circumstances, the Fund may have to borrow or liquidate securities to satisfy its distribution requirements and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to sell securities or borrow money at such time.   In addition, any gain recognized, either upon the sale of a Fund’s MLP interest or sale by the MLP of property held by it, including in excess of economic gain thereon, treated as so-called “recapture income,” will be treated as ordinary income.  Therefore, to the extent a Fund invests in MLPs, Fund shareholders might receive greater amounts of distributions from the Fund taxable as ordinary income than they otherwise would in the absence of such MLP investments.

Although MLPs are generally expected to be treated as partnerships for U.S. federal income tax purposes, some MLPs may be treated as “passive foreign investment companies,” “controlled foreign corporations” or “regular” corporations for U.S. federal income tax purposes. The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which a Fund can invest in MLPs. The U.S. federal income tax consequences of a Fund’s investments in “passive foreign investment companies” are discussed in greater detail above.

Securities issued or purchased at a discount.  Some debt obligations (and all zero-coupon debt obligations) with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund will be treated as debt obligations that are issued originally at a discount.  Generally, the amount of the OID is treated as interest income and is included in a Fund’s income (and required to be distributed by a Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.  In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.”  Very generally, market discount is the excess of the stated redemption price of a debt obligation over the purchase price of such obligation (or in the case of an obligation issued with OID, its “revised issue price”).  Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security.  Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.  The rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price).  A Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.  The rate at which OID or acquisition discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received.  Such distributions may be made from the cash assets of the Fund or, if necessary, by liquidation of portfolio securities including at a time when it may not be advantageous to do so.  A Fund may realize gains or losses from such liquidations.  In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain dividend than they would in the absence of such transactions.

Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, OID or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Certain Investments in REITs.  Investments in REIT equity securities may result in a Fund’s receipt of cash in excess of the REIT’s earnings.  If a Fund distributes such amounts, such distribution could constitute a return of capital to the Fund shareholders for U.S. federal income tax purposes.  A Fund’s investment in REIT equity securities may at other times require the Fund to accrue and distribute income not yet received.  To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.  Dividends received by a Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the corporate dividends-received deduction.

                The Funds may hold, directly or indirectly, residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect), REITs that are themselves taxable mortgage pools (“TMPs”) or REITs that may invest in TMPs.  Under IRS guidance issued in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to the REIT’s residual interest in a REMIC or TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events.  This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly.  As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Tax-Exempt Shareholders. Under current law, a Fund generally serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by its tax-exempt shareholders.  Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs.  Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI.  Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income.”  Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate.  It is unclear how applicable this IRS guidance remains in light of the December 2006 legislation. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.  CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the Funds.

Backup withholding. A Fund is generally required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2012.  This rate will expire and the backup withholding tax rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise.

In order for a foreign investor to qualify for exemption from the backup withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements.  Foreign investors in a Fund should consult their tax advisers in this regard.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax shelter reporting regulations.  Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file a disclosure statement on Form 8886 with the IRS.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Shareholders.  Distributions properly reported as capital gain dividends generally will not be subject to withholding of federal income tax.  Absent a specific statutory exemption, dividends (other than capital gain dividends) paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.  For distributions with respect to taxable years of a Fund beginning before January 1, 2012, a Fund is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly reported as such by a Fund in a written notice to shareholders (an “interest-related dividend”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly reported as such by a Fund in a written notice to shareholders (a “short-term capital gain dividend”). Depending on the circumstances, a Fund is permitted to report such parts of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so.  The exemption from withholding for interest-related dividends and short-term capital gain dividends has expired for distributions with respect to taxable years of the Funds beginning on or after January 1, 2012. It is currently unclear whether Congress will extend these exemptions for distributions with respect to taxable years of a RIC beginning on or after January 1, 2012, or what the terms of such an extension would be, including whether such extension would have retroactive effect.

In the case of shares held through an intermediary, the intermediary may withhold even if a Fund makes a designation with respect to payment.  Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

A beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on capital gain dividends unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the capital gain dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund or to the capital gain dividend the foreign shareholder received (as described below). Special rules would apply if the Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If a Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable to (i) distributions received by the Fund from a lower-tier REIT that the Fund is required to treat as USRPI gain in its hands, or (ii) prior to January 1, 2012, gains realized by the Fund on the disposition of USRPIs or to distributions received by the Fund from a lower-tier RIC that the Fund is required to treat as USRPI gain in its hands, generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of a Fund. It is currently unclear whether Congress will extend the expiring “look-through” provisions described in clause (ii) above to distributions by the Fund to a foreign shareholder made on or after January 1, 2012, and what the terms of any such extension would be, including whether any such extension would have retroactive effect to January 1, 2012.

In addition, if a Fund were a USRPHC or former USRPHC, it could be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

Shareholder Reporting of Foreign Financial Assets. Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements. Rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons.  Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”), beginning in 2014 or 2015, depending on the type of payment.  Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends and interest, made on or after January 1, 2014, and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest made on or after January 1, 2015.

The IRS has issued preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that all or a portion of distributions made by a Fund on or after the dates noted above (or such later date as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., capital gain dividends and short-term capital gain and interest-related dividends, as described above), will be subject to the new 30% withholding requirement. Payments will generally not be subject to withholding under these rules so long as shareholders provide a Fund with certifications or other documentation as the Fund may request including, to the extent required, with regard to their direct and indirect owners. Payments to a foreign shareholder that is a “foreign financial institution” (as defined under these rules) will generally be subject to withholding unless such shareholder enters into, and provides certification to a Fund of, a valid information reporting and withholding agreement with the IRS to report, among other requirements, required information including about certain direct and indirect U.S. investors or U.S. accounts. Future regulations may exempt certain foreign financial institutions from these requirements, but it is currently unclear whether or when such regulations will be issued. Persons investing in a Fund through an intermediary should contact their intermediary regarding the application of this reporting and withholding regime to their investments in a Fund.

Shareholders are urged to consult a tax advisor regarding the above reporting and withholding regime, in light of their particular circumstances.

PRINCIPAL HOLDERS OF SECURITIES

To the knowledge of each Trust, as of September 24, 2012, no person owned beneficially or of record more than 5% of the outstanding voting securities of any Fund, except as indicated in Appendix A hereto.

To the knowledge of each Trust, as of August 31, 2012, the Trustees of that Trust and the officers of that Trust, as a group, owned less than 1% of the outstanding shares of each class of a Fund, except the Trustees and officers of the Trusts, as a group, owned 6.83% of the Advisor Shares of Schroder North American Equity Fund, 1.36% of the Advisor Shares of Schroder U.S. Opportunities Fund, and 1.30% of the Investor Shares of Schroder Total Return Fixed Income Fund.

CUSTODIAN

JPMorgan Chase Bank, 270 Park Avenue, New York, New York, is the custodian of the assets of the Funds.  The custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments.  The custodian does not determine the investment policies of the Funds or decide which securities the Funds will buy or sell.

LINE OF CREDIT

The Funds entered into a Credit Agreement dated October 6, 2008, as amended September 23, 2009, October 6, 2010, October 29, 2010, and September 30, 2011, with JPMorgan Chase Bank, N.A., as administrative agent, for up to $25 million in a revolving line of credit (the “Line of Credit”).  Any advance under the Line of Credit is contemplated primarily for temporary or emergency purposes consistent with the investment objectives and fundamental investment restrictions of the borrower, or to finance the redemption of the shares of a shareholder of the borrowing Fund.  It is possible that a Fund may wish to borrow money under the Line of Credit but may not be able to do so.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Boston Financial Data Services, Inc., 2000 Crown Colony Drive, Quincy, Massachusetts 02169, is each Trust’s registrar, transfer agent, and dividend disbursing agent.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, each Trust’s independent registered public accounting firm, provides audit services and tax return preparation services.  Its address is Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103.

CODE OF ETHICS

Schroders, SFA, the Trusts’ distributor, and SIMNA Ltd. have each adopted a Code of Ethics, and the Trusts have adopted a combined Code of Ethics as amended from time to time, pursuant to the requirements of Rule 17j-1 of the Investment Company Act.  Subject to certain restrictions, these Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be purchased or held by the Funds.  The Codes of Ethics have been filed as exhibits to each of the Trust’s Registration Statements.

PROXY VOTING POLICIES AND PROCEDURES

The Trusts have delegated authority and responsibility to vote any proxies relating to voting securities held by the Funds to Schroders, which intends to vote such proxies in accordance with its proxy voting policies and procedures.  A copy of Schroders’ proxy voting policies and procedures is attached as Appendix B to this SAI.  Information regarding how Schroders voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, through the Schroder Funds’ website at www.schroderfunds.com or by calling (800) 464-3108 and on the SEC website at http://www.sec.gov.

LEGAL COUNSEL

Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199, serves as counsel to the Trusts.

SHAREHOLDER LIABILITY

Under Delaware and Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the relevant Trust.  However, each Trust’s Declaration of Trust or Trust Instrument, as applicable, disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees.  Each Trust’s Declaration of Trust or Trust Instrument, as applicable, provides for indemnification out of the relevant Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of such Fund.  Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm, Audited Financial Highlights, and Audited Financial Statements in respect of the Funds are included in the Funds’ Annual Report to Shareholders for the fiscal year ended October 31, 2011 under Rule 30d-1 of the Investment Company Act, filed electronically with the SEC on January 4, 2012 in the Funds’ Report on Form N-CSR for the period ending October 31, 2011 (for Schroder Capital Funds (Delaware), File No. 811-1911, Accession No. 0001104659-12-000398; for Schroder Series Trust, File No. 811-07840; Accession No. 0001104659-12-000397; and for Schroder Global Series Trust, File No. 811-21364, Accession No. 0001104659-12-000401).  The Report of Independent Registered Public Accounting Firm, Audited Financial Highlights and Audited Financial Statements referred to above relating to the Funds are incorporated by reference into this SAI.

The Unaudited Financial Highlights and Unaudited Financial Statements in respect of the Global Quality Fund are included in the Global Quality Fund’s Semi-Annual Report to Shareholders for the six months ended April 30, 2012 under Rule 30d1-1 of the Investment Company Act, filed electronically with the SEC on July 6, 2012 in the Schroder Global Series Trust’s Report on Form N-CSR for the period ending April 30, 2012 (File No. 811-21364, Accession No. 0001104659-12-047829).  The Unaudited Financial Highlights and Unaudited Financial Statements of the Global Quality Fund referred to above are incorporated by reference into this SAI.

APPENDIX A

HOLDERS OF OUTSTANDING SHARES

To the knowledge of each Trust, as of September 24, 2012, no person owned beneficially or of record 5% or more of the outstanding shares of any Fund, except as set forth below.

Investor Shares:

Record or Beneficial Owner	Fund	Number of Outstanding Shares Owned	Percentage of Outstanding Shares Owned

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	Schroder Emerging Market Equity Fund	6,269,933.497	19.05%

National Financial Svcs Corp For exclusive benefit of customers Attn: Mutual Funds Dept 5th Floor 200 Liberty Street 1 World Financial Center New York, NY 10281-1003	Schroder Emerging Market Equity Fund	6,192,204.988	18.81%

MLPF&S Inc. 4800 Deer Lake Dr E Jacksonville, FL 32246-6484	Schroder Emerging Market Equity Fund	3,469,900.042	10.54%

Saxon & Co. PO Box 7780-1888 Philadelphia, PA 19182-0001	Schroder Emerging Market Equity Fund	2,014,720.446	6.12%

C/O Comerica Bank Dingle & Co. PO Box 75000 Detroit, MI 48275-3446	Schroder Emerging Market Equity Fund	2,301,895.711	6.99%

Wells Fargo Bank NA FBO Multicare Health – Schroder MMKT PO Box 1533 Minneapolis, MN 55480-1533	Schroder Emerging Market Equity Fund	3,535,318.676	10.74%

Wells Fargo Bank NA FBO Multicare Pension – Schroder Emer DB PO Box 1533 Minneapolis, MN 55480-1533	Schroder Emerging Market Equity Fund	1,926,114.923	5.85%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	Schroder International Alpha Fund	483,053.592	7.44%

(a)	National Financial Svcs Corp For exclusive benefit of customers Attn: Mutual Funds Dept 5th Floor 200 Liberty Street 1 World Financial Center New York, NY 10281-1003	Schroder International Alpha Fund	2,200,337.062	33.88%

	MLPF&S Inc. 4800 Deer Lake Dr E Jacksonville, FL 32246-6484	Schroder International Alpha Fund	1,564,087.350	24.08%

(a)	MWRA Retirement System Attn James Fleming 2 Griffin Way Chelsea, MA 02150-3334	Schroder International Alpha Fund	2,062,504.811	31.76%

(a)	MLPF & S Inc. 4800 Deer Lake Drive E Jacksonville, FL 32246-6484	Schroder International Multi-Cap Value Fund	5,178,740.135	77.94%

	Vanguard Fiduciary Trust Company K14 Attn Outside Funds PO Box 2600 Valley Forge, PA 19482-2600	Schroder International Multi-Cap Value Fund	964,539.578	14.52%

(a)	State Street Nominees Ltd. 525 Ferry Rd Edinburgh, UK EH5 2AW	Schroder North American Equity Fund	25,710,684.217	50.85%

(a)	State Street Nominees Ltd. 525 Ferry Rd Edinburgh EH5 2AW	Schroder North American Equity Fund	17,142,198.372	33.90%

	ANB 400 & Co. PO Box 1 Amarillo, TX 79105-0001	Schroder North American Equity Fund	4,271,573.231	8.45%

(a)	National Financial Svcs Corp For exclusive benefit of customers Attn: Mutual Funds Dept 5th Floor 200 Liberty Street 1 World Financial Center New York, NY 10281-1003	Schroder U.S. Opportunities Fund	1,573,150.764	28.16%

(a)	Charles Schwab & Co. Inc. Special Cust AC for the Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	Schroder U.S. Opportunities Fund	2,170,575.112	38.86%

	Vanguard Fiduciary Trust Co. K14 Attn: Outside Funds PO Box 2600 Valley Forge, PA 19482-2600	Schroder U.S. Opportunities Fund	470,783.252	8.43%

	National Financial Svcs Corp For exclusive benefit of customers Attn: Mutual Funds Dept 5th Floor 200 Liberty Street 1 World Financial Center New York, NY 10281-1003	Schroder U.S. Small and Mid Cap Opportunities Fund	1,851,671.697	19.02%

(a)	C/O ID XXX SunTrust SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	Schroder U.S. Small and Mid Cap Opportunities Fund	4,451,690.954	45.72%

	C/O SunTrust Bank ID XXX SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	Schroder U.S. Small and Mid Cap Opportunities Fund	1,187,876.490	12.20%

	C/O SunTrust Bank ID XXX SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	Schroder U.S. Small and Mid Cap Opportunities Fund	548,908.958	5.64%

	Strafe & Co. FBO BOJ Schroder PO Box 6924 Newark, DE 19714-6924	Schroder U.S. Small and Mid Cap Opportunities Fund	615,106.101	6.32%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	Schroder Total Return Fixed Income Fund	1,442,130.730	17.33%

	IBEW Local Union 716 Pension Trust 1445 North Loop W Ste 400 Houston, TX 77008-4603	Schroder Total Return Fixed Income Fund	721,425.344	8.67%

	GSA-ILA Pension Fund PO Box 1280 Savannah, GA 31402-1280	Schroder Total Return Fixed Income Fund	1,731,038.509	20.81%

	Bricklayers of Indiana Ret Plan PO Box 50440 Indianapolis, IN 46250-0440	Schroder Total Return Fixed Income Fund	1,275,421.393	15.33%

	Saxon and Co. PO Box 7780-1888 Philadelphia, PA 19182-0001	Schroder Total Return Fixed Income Fund	769,471.836	9.25%

	National Financial Svcs Corp. For the exclusive benefit of customers Attn: Mutual Funds Dept. 5th Floor 200 Liberty Street 1 World Financial Center New York, NY 10281-1003	Schroder Absolute Return EMD and Currency Fund	779,756.063	12.11%

	Leadenhall Securities Corp. Ltd. 31 Gresham St London EC2V 7QA	Schroder Absolute Return EMD and Currency Fund	900,000.000	13.98%

(a)	Attn Mutual Fund Admin c/o State Street Bank IDXXX SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	Schroder Absolute Return EMD and Currency Fund	2,552,550.304	39.65%

Advisor Shares:

Record or Beneficial Owner		Fund	Number of Outstanding Shares Owned	Percentage of Outstanding Shares Owned

(a)	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	Schroder Emerging Market Equity Fund	4,773,697.367	40.57%

(a)	Charles Schwab & Co. Inc. Special Cust AC for the Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	Schroder Emerging Market Equity Fund	4,030,894.638	34.26%

(a)	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	Schroder International Alpha Fund	197,636.044	51.33%

	National Financial Svcs Corp For exclusive benefit of customers Attn: Mutual Funds Dept 5th Floor 200 Liberty Street 1 World Financial Center New York, NY 10281-1003	Schroder International Alpha Fund	47,078.504	12.23%

	Charles Schwab & Co. Inc. Special Custody Account For the benefit of customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	Schroder International Alpha Fund	45,242.622	11.75%

	National Financial Svcs Corp For exclusive benefit of customers Attn: Mutual Funds Dept 5th Floor 200 Liberty Street 1 World Financial Center New York, NY 10281-1003	Schroder International Multi-Cap Value Fund	56,590.129	6.74%

	Charles Schwab & Co. Inc. Special Cust AC for the Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	Schroder International Multi-Cap Value Fund	85,980.329	10.25%

(a)	National Financial Svcs Corp For exclusive benefit of customers Attn: Mutual Funds Dept 5th Floor 200 Liberty Street 1 World Financial Center New York, NY 10281-1003	Schroder North American Equity Fund	8,587.252	50.85%

	Charles Schwab & Co. Inc. Special Cust AC for the Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	Schroder North American Equity Fund	3,192.635	18.90%

	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	Schroder North American Equity Fund	2,258.017	13.37%

	TD Ameritrade Inc. for the exclusive benefit of our clients PO Box 2226 Omaha, NE 68103-2226	Schroder North American Equity Fund	1,389.324	8.23%

	Vanguard Brokerage Services PO Box 1170 Valley Forge, PA 19482-1170	Schroder North American Equity Fund	1,056.030	6.25%

(a)	National Financial Svcs Corp For exclusive benefit of customers Attn: Mutual Funds Dept 5th Floor 200 Liberty Street 1 World Financial Center New York, NY 10281-1003	Schroder U.S. Opportunities Fund	30,167.901	41.06%

	Charles Schwab & Co. Inc. Special Cust AC for the Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	Schroder U.S. Opportunities Fund	16,218.885	22.08%

	State Street Bank & Trust Co Cust Roth Contribution IRA Ping-Hsin Chen 6125 Rippling Waters Walk Clarksville, MD 21029-2903	Schroder U.S. Opportunities Fund	4,037.881	5.50%

	MG Trust Company Cust. FBO Mann Wireless, Ltd. 700 17th Street Suite 300 Denver, CO 80202-3531	Schroder U.S. Opportunities Fund	6,430.758	8.75%

(a)	National Financial Svcs Corp For exclusive benefit of customers Attn: Mutual Funds Dept 5th Floor 200 Liberty Street 1 World Financial Center New York, NY 10281-1003	Schroder U.S. Small and Mid Cap Opportunities Fund	160,343.413	32.27%

	Charles Schwab & Co. Inc. Special Cust AC for the Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	Schroder U.S. Small and Mid Cap Opportunities Fund	83,245.334	16.76%

	TD Ameritrade Trust Company TD Ameritrade Trust Co PO Box 17748 Denver, CO 80217-0748	Schroder U.S. Small and Mid Cap Opportunities Fund	80,362.305	16.18%

(a)	Charles Schwab & Co. Inc. Special Cust AC for the Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	Schroder Total Return Fixed Income Fund	105,347.276	28.51%

	Brown Brothers Harriman & Co Cust Attn: Invest FDS Global Distrib Ctr 525 Washington Blvd Jersey City, NJ 07310-1606	Schroder Total Return Fixed Income Fund	33,938.999	9.19%

Morgan Stanley & Co FBO Theodore Petroulas & Nasimeh Alikhani Jtten 722 Broadway #9 New York, NY 10003-0902	Schroder Total Return Fixed Income Fund	47,378.623	12.82%

Leadenhall Securities Corp. Ltd. 31 Gresham St London EC2V 7QA	Schroder Absolute Return EMD and Currency Fund	100,000.000	15.93%

Institutional Shares:

Record or Beneficial Owner		Fund	Number of Outstanding Shares Owned	Percentage of Outstanding Shares Owned

	Brown Brothers Harriman & Co Cust Attn: Invest FDS Global Distrib Ctr 525 Washington Blvd Jersey City, NJ 07310-1606	Schroder Global Quality Fund	67,093.781	9.20%

	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	Schroder Global Quality Fund	49,262.332	6.75%

(a)	Schroder Investment Management North America Inc. 875 3rd Ave Fl 22 New York, NY 10022-7253	Schroder Global Value Fund	1.000	100.00%

(a)  Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act.

APPENDIX B

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.

POLICY RELATING TO IDENTIFYING AND ACTING UPON CONFLICTS

OF INTEREST IN CONNECTION WITH ITS PROXY VOTING OBLIGATIONS

This document sets forth Schroder Investment Management North America Inc.’s (“Schroders”) policy with respect to proxy voting and its procedures to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940.  Specifically, Rule 206(4)-6 requires that Schroders:

•                  Adopt and implement written policies and procedures reasonably designed to ensure that proxies are voted in the best interest of clients and

•                  Disclose its proxy voting policies and procedures to clients and inform them how they may obtain information about how Schroders voted proxies.

Rule 30b1-4 requires that the Schroder US Mutual Funds (the “Funds”):

•                  Disclose their proxy voting policies and procedures in their registration statements and

•                  Annually, file with the SEC and make available to shareholders their actual proxy voting.

(a)           Proxy Voting General Principles

Schroders will evaluate and usually vote for or against all proxy requests relating to securities held in any account managed by Schroders (unless this responsibility has been retained by the client).

Proxies will be treated and evaluated with the same attention and investment skill as the trading of securities in the accounts.

Proxies will be voted in a manner that is deemed most likely to protect and enhance the longer term value of the security as an asset to the account.

Proxy Committee

The Proxy Committee consists of investment professionals and other officers and is responsible for ensuring compliance with this proxy voting policy.  The Committee meets quarterly to review proxies voted, policy guidelines and to examine any issues raised, including a review of any votes cast in connection with controversial issues.

The procedure for evaluating proxy requests is as follows:

Schroders’ Global Corporate Governance Team (the “Team”) is responsible for the initial evaluation of the proxy request, for seeking advice where necessary, especially from the US small cap and mid cap product heads, and for consulting with portfolio managers who have invested in the company should a controversial issue arise.

When making proxy-voting decisions, Schroders generally adheres to the Global Corporate Governance Policy (the “Policy”), as revised from time to time.  The Policy, which has been developed by Schroders’ Global Corporate Governance Team and approved by the Schroders Proxy Committee, sets forth Schroders’ positions on recurring issues and criteria for addressing non-recurring issues. The Policy is a part of these procedures and is incorporated herein by reference. The Proxy Committee exercises oversight to assure that proxies are voted in accordance with the Policy and that any votes inconsistent with the Policy or against management are appropriately documented.

Schroders uses Institutional Shareholder Services, Inc. (“ISS”) to assist in voting proxies.  ISS provides proxy research, voting and vote-reporting services. ISS’s primary function with respect to Schroders is to apprise the Group of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals. Although Schroders may consider ISS’s and others’ recommendations on proxy issues, Schroders bears ultimate responsibility for proxy voting decisions.

Schroders may also consider the recommendations and research of other providers, including the National Association of Pension Funds’ Voting Issues Service.

Conflicts

From time to time, proxy voting proposals may raise conflicts between the interests of Schroders’ clients and the interests of Schroders and/or its employees. Schroders is adopting this policy and procedures to ensure that decisions to vote the proxies are based on the clients’ best interests.

For example, conflicts of interest may arise when:

•                  Proxy votes regarding non-routine matters are solicited by an issuer that, directly or indirectly, has a client relationship with Schroders;

•                  A proponent of a proxy proposal has a client relationship with Schroders;

•                  A proponent of a proxy proposal has a business relationship with Schroders;

•                  Schroders has business relationships with participants in proxy contests, corporate directors or director candidates;

The Team is responsible for identifying proxy voting proposals that may present a material conflict of interest. If Schroders receives a proxy relating to an issuer that raises a conflict of interest, the Team shall determine whether the conflict is “material” to any specific proposal included within the proxy. The Team will determine whether a proposal is material as follows:

•                  Routine Proxy Proposals: Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest unless the Team has actual knowledge that a routine proposal should be treated as material.  For this purpose, “routine” proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

•                  Non-Routine Proxy Proposals: Proxy proposals that are “non-routine” will be presumed to involve a material conflict of interest, unless the Team determines that neither Schroders nor its personnel have a conflict of interest or the conflict is unrelated to the proposal in question.  For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock, option plans, retirement plans, profit-sharing or other special remuneration plans). If the Team determines that there is, or may be perceived to be, a conflict of interest when voting a proxy, Schroders will address matters involving such conflicts of interest as follows:

A.                                   If a proposal is addressed by the Policy, Schroders will vote in accordance with such Policy;

B.                                     If Schroders believes it is in the best interests of clients to depart from the Policy, Schroders will be subject to the requirements of C or D below, as applicable;

C.                                     If the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, Schroders may vote such proxy as it determines to be in the best interest of clients, without taking any action described in D below, provided that such vote would be against Schroders’ own interest in the matter (i.e., against the perceived or actual conflict). The rationale of such vote will be memorialized in writing; and

D.                                    If the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, and Schroders believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then Schroders must take one of the following actions in voting such proxy:  (a) vote in accordance with ISS’ recommendation; (b) in exceptional cases, inform the client(s) of the conflict of interest and obtain consent to vote the proxy as recommended by Schroders; or (c) obtain approval of the decision from the Chief Compliance Officer and the Chief Investment Officer (the rationale of such vote will be memorialized in writing).  Where the director of a company is also a director of Schroders plc, Schroders will vote in accordance with ISS’ recommendation.

Record of Proxy Voting

The Team will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

The Team will also maintain records relating to each proxy, including (i) the voting decision with regard to each proxy; and (ii) any documents created by the Team and/or the Proxy Committee, or others, that were material to making the voting decision; (iii) any decisions of the Chief Compliance Officer and the Chief Investment Officer.

Schroders will maintain a record of each written request from a client for proxy voting information and its written response to any request (oral or written) from any client for proxy voting information.

Such records will be maintained for six years and may be retained electronically.

Additional Reports and Disclosures for the Schroder Funds

The Funds must disclose their policies and procedures for voting proxies in their Statement of Additional Information.  In addition to the records required to be maintained by Schroders, the following information will be made available to the Funds or their agent to enable the Funds to file Form N-PX under Rule 30b1-4:

For each matter on which a fund is entitled to vote:

•                  Name of the issuer of the security;

•                  Exchange ticker symbol;

•                  CUSIP number, if available;

•                  Shareholder meeting date;

•                  Brief summary of the matter voted upon;

•                  Source of the proposal, i.e., issuer or shareholder;

•                  Whether the fund voted on the matter;

•                  How the fund voted; and

•                  Whether the fund voted with or against management.

Further, the Funds are required to make available to shareholders the Funds’ actual proxy voting record.  If requested, the most recently filed Form N-PX must be sent within three (3) days of receipt of the request.

July 30, 2003

APPENDIX C

LONG-TERM AND SHORT-TERM DEBT RATINGS

Moody’s Investors Service, Inc. (“Moody’s”)

Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds)

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Rating Refinements: Moody’s may apply numerical modifiers, “1”, “2”, and “3” in each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid range ranking; and a modifier “3” indicates that the issue ranks in the lower end of its generic rating category.

Short-Term Debt Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Such obligations generally have an original maturity not exceeding thirteen months.  Moody’s employs the following four designations to indicate the relative repayment capacity of rated issuers:  “Prime-1”, “Prime-2”, “Prime-3”, and “Not Prime”.

Issuers (or supporting institutions) rated “Prime-1” have a superior ability to repay short-term debt obligations. Issuers (or supporting institutions) rated “Prime-2” have a strong ability to repay short-term debt obligations.  Issuers (or supporting institutions) rated “Prime-3” have an acceptable ability to repay short-term obligations. Issuers (or supporting institutions) rated “Not Prime” do not fall within any of the Prime rating categories.

Standard & Poor’s Rating Services (“Standard & Poor’s”)

Long-Term Issue Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings are based, in varying degrees, on the following considerations: (i) likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (ii) nature of and provisions of the obligation; (iii) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

“AAA”      An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA”                An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A”                          An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB”            An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB”                    An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B”                            An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC”            An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC”                    An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

“C”                            A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“D”                           An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Short-Term Issue Credit Ratings

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.

Standard & Poor’s description of its three highest short-term debt ratings:

A-1                            A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2                            A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3                            A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Fitch Investors Service, Inc. (“Fitch”)

Long-Term Ratings

AAA: ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B: ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Default is a real possibility.

CC: Default of some kind appears probable.

C: Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD: ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

D:  ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories.

Short-Term Ratings

Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch’s description of its three highest short-term debt ratings:

F1                                   Highest short-term credit quality.  Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2                                   Good short-term credit quality.  Good intrinsic capacity for timely payment of financial commitments.

F3                                   Fair short-term credit quality.  The intrinsic capacity for timely payment of financial commitments is adequate.

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